As filed with the Securities and Exchange
Commission on
                              January    30, 1997
-----------------------------------------------------------------
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                             ----------------
                                 FORM N-1A

    ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   / X /

   -----

    ----
              Pre-Effective Amendment No.
   /   /

   -----

    ----
        Post-Effective Amendment No.    18
   / X /
                          and
   -----

    ----
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   / X /
                      ACT OF 1940
   -----

                Amendment No.    19
    ----

   / X /
           (Check appropriate box or boxes)
   -----
                    ---------------
                  PUTNAM NEW YORK TAX EXEMPT INCOME TRUST
                           Registration No. 2-83909
                                   811-3741
            (Exact name of registrant as specified in charter)

    ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   / X /

   -----

    ----
              Pre-Effective Amendment No.
   /   /

   -----

    ----
         Post-Effective Amendment No.    7
   / X /
                          and
   -----

    ----
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   / X /
                      ACT OF 1940
   -----

    ----
                Amendment No.    8
   / X /
           (Check appropriate box or boxes)
   -----
                    ---------------
               PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
                           Registration No. 33-37001
                                    811-6176
  (Exact name of registrant as specified in charter)

    ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   / X /

   -----

    ----
              Pre-Effective Amendment No.
   /   /

   -----

    ----
        Post-Effective Amendment No.         10
   / X /
                          and
   -----

    ----
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   / X /
                      ACT OF 1940
   -----

    ----
               Amendment No.         10
   / X /
           (Check appropriate box or boxes)
   -----
                    ---------------
               PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND
                           Registration No. 33-17344
                                    811-5335
  (Exact name of registrant as specified in charter)

                              ---------------
  One Post Office Square, Boston, Massachusetts 02109
            (Address of principal executive offices)

           Registrants' Telephone Number, including Area Code
                                (617) 292-1000
                         ---------------

          It is proposed that this filing will become effective
                          (check appropriate box)
 ----
/   /    immediately upon filing pursuant to paragraph (b)
----
 ----
/ X /    on    January 30, 1997     pursuant to paragraph (b)
----
 ----
/   /    60 days after filing pursuant to paragraph (a)(1)
----
 ----
/   /    on (date) pursuant to paragraph (a)(1)
----
 ----
/   /    75 days after filing pursuant to paragraph (a)(2)
----
 ----
/   /    on (date) pursuant to paragraph (a)(2) of         Rule
         485.
----
If appropriate, check the following box:
 ----
/   /    this post-effective amendment designates a new
---- effective date for a previously filed post-effective amendment.

                              --------------
                 JOHN R. VERANI, Vice President
             Putnam New York Tax Exempt Income Trust
               Putnam New York Tax Exempt Opportunties Fund
          Putnam New York Tax Exempt Money Market Fund
                     One Post Office Square
                   Boston, Massachusetts 02109
             (Name and address of agent for service)
                         ---------------
                            Copy to:
                   JOHN W. GERSTMAYR, Esquire
                          ROPES & GRAY
                     One International Place
                   Boston, Massachusetts 02110

    Each Registrant has registered an indefinite number or
amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. A Rule 24f-2 notice for Putnam New York Tax Exempt Opportunities Fund for the fiscal year ended September 30,
   1996     was filed on November    29, 1996    .  Rule 24f-2
notices for Putnam New York Tax Exempt Income Trust and Putnam New York Tax Exempt Money Market Fund for the fiscal year ended
November 30,    1996     were filed on January    28, 1997
and    January 28, 1997    , respectively.


                               PUTNAM NEW YORK TAX EXEMPT INCOME
FUND
                                  CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------
------------------------
-----------------------------------------------------------------
------------------------
                               Proposed       Proposed
                                maximum        maximum
              Amount           offering       aggregate
Amount of
Title of securities              being        price per
offering       registration
being registeredregistered       unit*         price**
fee
-----------------------------------------------------------------
------------------------
Shares of Beneficial
Interest                     32,605,369 shs.    $9.21
$330,000            $100.00
-----------------------------------------------------------------
-------------------------
-----------------------------------------------------------------
------------------------

   * Based on offering price per share on January    17,
1997    .
  ** Calculated pursuant to Rule 24e-2 under the Investment
Company Act of 1940.
     The total amount of securities redeemed or repurchased
during the Registrant's
             previous fiscal year was    75,602,459     shares,
   43,032,920     of
     which have been used         for reductions pursuant to Rule
24e-2(a) or Rule 24f-
     2(c) under said Act in the         current fiscal year, and
   32,569,539     of
     which are being used for such reduction         in this
Amendment.

                            PUTNAM NEW YORK TAX EXEMPT MONEY
MARKET FUND
                                  CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------
--------------------

-----------------------------------------------------------------
------------       ------
--
                               Proposed       Proposed
                                maximum        maximum
              Amount           offering       aggregate   Amount
of
Title of securities              being        price per
offering     registration
being registeredregistered       unit              price*
fee
       ----------------------------------------------------------
-------------------------
--
Shares of Beneficial
Interest                   31,923,171     shs.  $1.00
   $330,000        $100.00
   --------------------------------------------------------------
-----------------------

-----------------------------------------------------------------
------------------------

       *    Calculated pursuant to Rule 24e-2 under the
Investment Company Act of 1940.
     The total amount of securities redeemed or repurchased
during the Registrant's
             previous fiscal year was    305,304,034     shares,
   273,710,863     of
     which have been used         for reductions pursuant to Rule
24e-2(a) or Rule 24f-
     2(c) under said Act in the         current fiscal year, and
   31,593,171     of
     which are being used for such reduction         in this
Amendment.

                  PUTNAM NEW YORK TAX EXEMPT INCOME TRUST
               PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
               PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

                           CROSS REFERENCE SHEET

                       (as required by Rule 481(a))

Part A

N-1A Item No.                             Location

1. Cover Page...........................  Cover         page

2. Synopsis.............................  Expenses summary

3. Condensed Financial Information......  Financial highlights;
                                          How performance is
                                          shown

4. General Description of Registrant....  Objectives; How the
                                          funds pursue their
                                          objectives       ;
                                          Organization and
                                          history

5. Management of the Fund...............  Expenses summary; How
                                          the         funds are
                                          managed; About Putnam
                                          Investments, Inc.

5A.                                       Management's Discussion
of Fund
   Performance.......................     (Contained in
                                          each annual report of
                                          each
                                             Registrant)

6. Capital Stock and
   Other Securities.....................  Cover         page;
                                          Organization and
                                          history; How    a
                                          fund makes
                                          distributions
                                          to shareholders; tax
                                          information

7. Purchase of Securities
   Being Offered........................  How to buy shares;
                                          Distribution
                                          plans; How to sell
                                          shares; How to
                                          exchange shares; How
                                                  a fund values
                                          its shares

8. Redemption or Repurchase.............  How to buy shares, How to sell shares; How to
                                          exchange shares;
                                          Organization and
                                          history

9. Pending Legal Proceedings............  Not         applicable

Part B

N-1A Item No.                             Location

10.                                       Cover
Page..........................    Cover         page

11.                                       Table of
Contents...................    Cover         page

12.                                       General Information and
History.....    Organization and

               history (Part A)

13.                                       Investment Objectives
and Policies..    How the funds pursue

               their objectives

                      (Part A);

               Investment

               restrictions;

               Miscellaneous

               investment practices

14.                                       Management of the
Registrant........    Management

                      (Trustees;

                  Trustee fees;

               Officers); Additional

                       officers

15.                                       Control Persons and
   Principal Holders of Securities.....   Management
                                                 (Trustees;
                                          Officers);
                                          Charges and
                                          expenses (Share
                                          ownership)

16.                                       Investment Advisory and
   Other Services......................      Organization and
                                          history (Part A);
                                          Management
                                                 (Trustees;
                                          Officers; The
                                          management contract;
                                          Principal
                                          underwriter; Investor
                                                  servicing
                                          agent and custodian);
                                          Charges and
                                          expenses; Distribution
                                                  plans;
                                          Independent
                                          accountants and
                                          financial statements

17.                                       Brokerage
Allocation................    Management

                      (Portfolio

                       transactions);

               Charges and

               expenses

18.                                       Capital Stock and
   Other Securities....................   Organization and
                                          history (Part A); How
                                          the fund makes
                                          distributions
                                          to shareholders; tax
                                          information (Part A);
                                          Suspension of
                                          redemptions

19.                                       Purchase, Redemption
and Pricing
   of Securities Being Offered.........   How to buy shares
                                          (Part A); How to sell
                                          shares (Part A); How
                                          to exchange shares
                                          (Part A); How to
                                                  buy shares;
                                          Determination of
                                                  net asset
                                          value; Suspension of
                                                  redemptions

20.                                       Tax
Status..........................    How a fund makes

               distributions

               to shareholders; tax

               information (Part A);

               Taxes

21.
Underwriters........................    Management

                      (Principal

                       underwriter);

               Charges and

               expenses

22.                                       Calculation of
Performance Data.....    How performance is

               shown (Part A);

               Investment

               performance; Standard

                       performance

               measures

23.                                       Financial
Statements................    Independent

               accountants and

               financial statements

Part C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PROSPECTUS


   JANUARY
30, 1997


Putnam New York Tax Exempt Income Fund
    Class A, B and M Shares
Putnam New York Tax Exempt Opportunities Fund
    Class A, B and M Shares
Putnam New York Tax Exempt Money Market Fund

INVESTMENT STRATEGY:  TAX-FREE

This prospectus explains concisely what you should know before investing in Putnam New York Tax Exempt Income Fund (the "Income Fund"), Putnam New York Tax Exempt Opportunities Fund (the "Opportunities Fund"), and Putnam New York Tax Exempt Money Market Fund (the "Money Market Fund") (collectively, the
"funds").     Please read it     carefully and keep it for future
reference.  You can find more detailed information about each
fund in the    January 30, 1997 statement of additional
information     (the "SAI"), as amended from time to time.  For a
free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. The Money Market Fund may invest a significant percentage of its assets in the securities of a single issuer, and an investment in the fund may therefore be riskier than an investment in other types of money market funds.

Each fund invests primarily in a portfolio of New York tax-exempt securities, which may include securities of issuers other than New York and its political subdivisions.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                          BOSTON * LONDON * TOKYO

ABOUT THE FUNDS

Expenses summary
This section describes the sales charges, management fees, and
annual operating expenses that apply to         various classes
of    a fund's     shares.  Use it to help you estimate the
impact of transaction costs on your investment over time.

Financial highlights
Study this table to see, among other things, how a fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objectives
Read this section to make sure a fund's objectives are consistent with your own.

How the funds pursue their objectives
This section explains in detail how a fund seeks its investment objectives.

    Risk factors.  All investments entail some risk.  Read this
    section to make sure you understand    the     risks that
       are associated with an investment     in a fund.

How performance is shown
This section describes and defines the measures used to assess
   fund     performance. All data are based on         past
investment results and do not predict future performance.

How the funds are managed
Consult this section for information about a fund's management,
allocation of    its     expenses, and how purchases and sales of
securities are made        .

Organization and history
In this section, you will learn when a fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges on each class of shares.

Distribution plans
This section tells you what distribution fees are charged against each class of shares.

How to sell shares
In this section you can learn how to sell    fund     shares
       , either directly to the fund or through an investment dealer.

How to exchange shares
Find out in this section how you may exchange    fund     shares
        for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How a fund values its shares
This section explains how a fund determines the value of its shares.

How a fund makes distributions to shareholders; tax information This section describes the various options you have in choosing
how to receive    fund     dividends        .  It also discusses
        tax status of the payments and counsels    you     to
seek specific advice about    your     own situation.

ABOUT PUTNAM INVESTMENTS, INC.

Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

APPENDIX
Securities ratings

About the funds

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following tables summarize your maximum transaction costs
from investing in a fund and expenses         based on    the
most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                   Income Fund and Opportunities Fund

Class A                 Class B       Class M
 shares                 shares        shares
Shareholder transaction
expenses

Maximum sales charge
imposed on purchases
(as a percentage of
offering price)          4.75%        NONE*          3.25%*


Deferred sales charge            5.0% in the first
 (as a percentage                 year, declining
 of the lower of                  to 1.0% in the
 original purchase               sixth year, and
 price or redemption                eliminated
 proceeds)              NONE**      thereafter        NONE

                            Money Market Fund

Shareholder transaction
    expenses

Maximum sales charge
    imposed on purchases
(as a percentage of
    offering price)      NONE

Deferred sales charge
     (as a         percentage
     of the lower         of
         original purchase
 price or redemption
     proceeds)           NONE

Annual fund operating expenses
(as a percentage of average net assets)

                                      Total fund
Management            12b-1     Other  operating
  fees                fees    expenses expenses
----------            -----   -------------------

Income Fund
Class A                 0.48%   0.20%     0.13%     0.81%
Class B                 0.48%   0.85%     0.13%     1.46%
Class M                 0.48%   0.50%     0.13%     1.11%

Opportunities Fund
Class A                 0.60%   0.20%     0.20%         1.00%
Class B                 0.60%   0.85%     0.21%     1.66%
Class M                 0.60%   0.50%     0.20%         1.30%

Money Market Fund       0.45%    NONE     0.45%     0.90%

The    table is     provided to help you understand the expenses
of investing         and your share of    fund     operating
expenses        .  The expenses shown in the    table     do not
reflect the application of credits that reduce fund expenses. "Other expenses" shown in the table reflect expenses related to insurance expected to be incurred by the Money Market Fund. See
"Insurance."  Actual "Other expenses"     and total fund
operating expenses    for the Money Market Fund for the past
fiscal year were 0.43% and 0.88%, respectively.

Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                              1        3        5       10
                            year     years    years    years
Income Fund
Class A                     $55         $72   $90     $143
Class B                     $65         $76  $100     $157
**    *
Class B (no redemption)     $15         $46   $80
$157                        ***
Class M                     $43         $67   $92     $163

Opportunities Fund
Class A                     $57      $78     $100     $164
Class B                     $67      $82     $110
$179                        ***
Class B (no redemption)     $17      $52      $90
$179                        ***
Class M                     $45      $72     $101     $184

Money Market Fund           $9       $29      $50
   $111

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

**  A deferred sales charge of up to 1.00% is assessed on
    certain redemptions of class A shares that were purchased
    without an initial sales charge        .  See "How to buy
    shares--Class A shares."

*** Reflects conversion of class B shares to class A shares
    (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following tables present per share financial information for class A, B and M shares. This information has been audited and reported on by each fund's independent accountants. The "Report of independent accountants" and financial statements included in
each fund's annual report to shareholders for the    1996
fiscal year are incorporated by reference into this prospectus. Each fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

Financial highlights
(For a share outstanding throughout the period)

PUTNAM NEW YORK TAX EXEMPT INCOME FUND
FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

                                     For the period
          For the period
                                     April 10, 1995
          January 4, 1993
                                     (commencement
          (commencement
                               Year  of operations)          Year
ended      of operations)
                               ended to November 30
November 30     to November 30        Year ended November 30
                                1996           1995      1996
1995    1994        1993      1996      1995      1994
                                 Class M
Class B                                 Class A
NET ASSET VALUE,
 BEGINNING OF PERIOD           $8.97          $8.79     $8.95
$8.02   $9.37       $8.95     $8.97     $8.05     $9.38
INVESTMENT OPERATIONS:
Net investment income            .45         .26(a)       .42
 .43     .46         .40       .48       .49       .53
Net realized and unrealized
 gain (loss) on investments     (.06)           .21     (.05)
 .93   (1.24)        .42     (.06)       .92    (1.24)
TOTAL FROM INVESTMENT
 OPERATIONS                      .39            .47       .37
1.36    (.78)        .82       .42      1.41     (.71)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income     (.45)          (.29)     (.42)
(.43)    (.46)      (.40)     (.48)     (.49)     (.51)
From net realized gain on
 investments                     ---           ---       ---
---     (.05)       ---       ---       ---      (.05)
In excess of net realized gain
 on investments                  ---           ---       ---
---     (.06)       ---       ---       ---      (.06)
TOTAL DISTRIBUTIONS            (.45)         (.29)     (.42)
(.43)     (.57)     (.40)     (.48)     (.49)      (.62)
NET ASSET VALUE, END OF PERIOD $8.91         $8.97     $8.90
$8.95     $8.02     $9.37     $8.91     $8.97      $8.05
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE (%) (b)        4.59         5.44*      4.35
17.26    (8.75)     9.25*      4.89     17.95     (8.02)
NET ASSETS, END OF PERIOD
 (in thousands)               $1,266          $588  $227,405
$215,614  $173,213  $146,665$1,873,649$2,013,022 $1,901,901
Ratio of expenses to
 average net assets (%) (c)     1.11          .65*      1.46
1.43      1.39     1.28*       .81       .78        .75
Ratio of net investment income
 to average net assets (%)      5.17         3.30*      4.81
4.95      5.16     4.29*      5.47      5.63       5.82
Portfolio turnover (%)         59.60         73.85     59.60
73.85     47.56     26.60     59.60     73.85      47.56

PUTNAM NEW YORK TAX EXEMPT INCOME FUND
                              Two
FINANCIAL HIGHLIGHTS (For a share outstanding throughout the
period)                          Months      Year

                            ended     Ended
                                                  Year ended
November 30               November 30 September 30
                                    1993      1992      1991
1990      1989      1988      1987      1987

      Class A
NET ASSET VALUE,
 BEGINNING OF PERIOD               $8.98     $8.75     $8.34
$8.61     $8.33     $7.99     $7.76     $8.56
INVESTMENT OPERATIONS:
Net investment income                .53       .57       .58
 .58       .60       .61       .11       .60
Net realized and unrealized
 gain (loss) on investments          .52       .32       .42
(.23)       .27       .39       .22     (.72)
TOTAL FROM INVESTMENT OPERATIONS    1.05       .89      1.00
 .35       .87      1.00       .33     (.12)
LESS DISTRIBUTIONS:
From net investment income         (.53)     (.58)     (.59)
(.56)     (.59)     (.66)     (.10)     (.61)
From net realized gain on
 investments                       (.10)     (.08)       ---
(.06)       ---     (.06)       ---     (.07)
In excess of net realized gain
 on investments                    (.02)       ---       ---
---       ---       ---       ---       ---
TOTAL DISTRIBUTIONS                (.65)     (.66)     (.59)
(.62)     (.59)     (.66)     (.10)     (.68)
NET ASSET VALUE, END OF
 PERIOD                            $9.38     $8.98     $8.75
$8.34     $8.61     $8.33     $7.99     $7.76
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE (%) (b)           12.02     10.60     12.44
4.37     10.77     12.99    25.41*    (1.76)
NET ASSETS, END OF PERIOD
 (in thousands)
$2,280,604$1,960,500$1,659,383$1,416,555$1,313,050$1,063,650
$958,201  $950,417
Ratio of expenses to
 average net assets (%) (c)          .76       .66       .63
 .56       .57       .54      .08*       .55
Ratio of net investment income
 to average net assets (%)          5.67      6.44      6.84
6.96      6.94      7.34     1.33*      7.08
Portfolio turnover (%)             26.60     20.13     49.91
17.22     42.87     31.91     12.90     43.28

The table has been restated to reflect a 3-for-1 share split of Class A shares declared by the fund to shareholders of record on October 27,
1989, effective October 28, 1989.
* Not annualized.
(a) Per share net investment income for the period ended November 30, 1995 has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) The ratio of expenses to average net assets for the periods ended November 30, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
/TABLE

Putnam New York Tax Exempt Opportunities Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)




     For the period

  February 10, 1995

   (commencement of
                                     Year ended
     operations) to                                  Year ended

                                   September 30
September 30              September 30       September 30
                                           1996
    1995                      1996               1995

                                                        Class M
                                              Class B

Net asset value, beginning of period      $8.79
   $8.51                     $8.79              $8.48
Investment operations
Net investment income                       .47
     .31                       .43                .47
Net realized and unrealized
gain (loss) on investments                  .06
     .29                       .07                .31
Total from investment operations            .53
     .60                       .50                .78
Distributions to shareholders:

From net investment income                (.46)
   (.32)                     (.43)              (.47)
In excess of net investment income           --
      --                        --                 --
From net realized gain on investments        --
      --                        --                 --
Total distributions                       (.46)
   (.32)                     (.43)              (.47)
Net asset value, end of period            $8.86
   $8.79                     $8.86              $8.79
total investment return at

Net asset value (%) (a)                    6.15
   7.11*                      5.68               9.46
Net assets, end of period                $1,492
    $299                   $41,795            $24,259
(in thousands)

Ratio of expenses to average

Net assets (%)(b)                          1.30
   0.83*                      1.66               1.65
Ratio of net investment income

to average net assets (%)                  5.03
   3.21*                      4.83               5.28
Portfolio turnover (%)                   270.34
  120.38                    270.34             120.38


                               For the period
                                    For the period
                             February 1, 1994
                                   November 7, 1990
                             (commencement of
                                   (commencement of
                               operations) to
                                     operations)to
                                 September 30
             Year ended September 30                September 30
                                         1994       1996
1995        1994      1993        1992      1991

                                Class B
      Class A


Net asset value, beginning of period    $9.07      $8.80
$8.48       $9.12     $8.86       $8.67      $8.50
Investment operations

Net investment income                     .32        .49
 .52         .54       .57      .63(a)     .58(a)
Net realized and unrealized

gain (loss) on investments              (.60)        .07
 .32       (.62)       .27         .19       .7
Total from investment operations        (.28)        .56
 .84       (.08)       .84         .82       .75
Distributions to shareholders:

From net investment income              (.31)      (.49)
(.52)       (.54)     (.57)       (.63)      (.58)
In excess of net investment income         --         --
--          --     (.01)          --       --
From net realized gain on investments      --         --
--       (.02)        --          --       --
Total distributions                     (.31)      (.49)
(.52)       (.56)     (.58)       (.63)      (.58)
Net asset value, end of period          $8.48      $8.87
$8.80       $8.48     $9.12       $8.86      $8.67
Total investment return at

Net asset value (%) (a)               (3.06)*       6.48
10.27       (.89)      9.80        9.89      9.16*
Net assets, end of period              $8,622   $172,170
$175,210    $175,741  $170,533    $108,609     $30,864
(in thousands)
Ratio of expenses to average

Net assets (%)(b)                       1.05*       1.00
1.01         .98      1.02      .91(a)
Ratio of net investment income

to average net assets (%)               3.39*       5.53
6.12        6.22      6.32     7.04(a)
Portfolio turnover (%)                  13.85     270.34
120.38       13.85     17.68       11.56



*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

(c) Reflects an expense limitation in effect during the period.
As a result of such limitation, expenses for the year
    ended September 30, 1992 and the period ended September 30, 1991 reflect reductions of approximately $0.02 and $0.07 per share, respectively.


Putnam New York Tax Exempt Money Market Fund

Financial highlights
(For a share outstanding throughout the period)


             Year ended November 30
                                                1996        1995
      1994       1993          1992
Net asset value,
  beginning of year                            $1.00       $1.00
     $1.00      $1.00         $1.00
Investment operations:

Net investment income                          .0307       .0318
     .0188      .0165      .0259(a)
Net realized gain on investments                              --
        --      .0001            --
Total from investment operations              $.0307      $.0318
    $.0188     $.0166        $.0259
Distributions to shareholders:

Net investment income                        (.0307)     (.0318)
   (.0188)    (.0165)       (.0259)
Net realized gain
on investments                                   ---          --
        --    (.0001)            --
Total distributions                          (.0289)     (.0318)
   (.0188)    (.0166)       (.0259)
Net asset value, end of period                 $1.00       $1.00
     $1.00      $1.00         $1.00
Total investment return
 at net asset value (%)(b)                      2.93        3.23
      1.90       1.67          2.62
Net assets, end of period
 (in thousands)                               39,456     $38,873
   $44,815    $50,473       $57,705
Ratio of expenses to average
 net assets (%)(d)                               .88         .91
       .77        .91        .78(a)
Ratio of net investment income
to average net assets (%)                       2.75        3.18
      1.86       1.69       2.59(a)

                                                        For the
period
                                                      October 26,
1987

(commencement of

operations) to
                       Year ended November 30
November 30

   1991         1990        1989         1988        1987
  $1.00        $1.00       $1.00        $1.00       $1.00

            .0399(a)    .0497(a)     .0530(a)    .0436(a)
 .0041(a)
     --           --          --           --          --
 $.0399       $.0497      $.0530       $.0436      $.0041

(.0399)      (.0497)     (.0530)      (.0436)     (.0041)
     --           --          --           --          --
(.0399)      (.0497)     (.0530)      (.0436)     (.0041)
  $1.00        $1.00       $1.00        $1.00       $1.00

   4.07         5.09        5.44         4.46     0.41(c)
$64,286      $63,671     $51,113      $34,432      $3,953
 .80(a)       .67(a)      .67(a)       .64(a)   .05(a)(c)

3.96(a)      4.95(a)     5.31(a)      4.34(a)   .47(a)(c)

(a) Reflects an expense limitation and, during the year ended November 30, 1988 and the period ended November 30,1987, a waiver of distribution fees in effect during the period. As a result of such limitations, expenses of the fund for the years ended November 30, 1992, 1991, 1990, 1989, 1988 and for the period ended
November 30, 1987 reflect reductions of $0.0024, $0.0034, $0.0043, $0.0048, $0.0061 and $0.0015 per share respectively.
(b) Total investment return assumes dividend reinvestment.
(c) Not annualized.
(d) The ratio of expenses to average net assets for the year ended November 30, 1995 includes amounts paid through expense offset arrangements. Prior year ratios exclude these amounts.
/TABLE

OBJECTIVES

The Income and Money Market Funds seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Investment Management, Inc. ("Putnam Management") believes is consistent with preservation of capital and, in the case of the Money Market Fund, maintenance of liquidity and stability of principal. The Opportunities Fund seeks high current income exempt from federal income tax and New York State and City personal income taxes. Under current law, to
the extent distributions by    a fund is     derived from
interest on New York tax-exempt securities (which are described below) and are designated as such, they will be exempt from federal income tax and New York State and City personal income taxes. A fund is not intended to be a complete investment
program, and there is no assurance    it     will achieve its
objective.


HOW THE FUNDS PURSUE THEIR OBJECTIVES

Basic investment strategy

Each fund seeks its objective by investing primarily in a portfolio of New York tax-exempt securities (as defined below).
The funds have separate investment policies involving different levels of yield and risk.

The Income Fund

Putnam New York Tax Exempt Income Fund seeks its objective by investing primarily in longer-term New York tax-exempt securities (which are described below). It is a fundamental policy of the Income Fund that at least 90% of the Income Fund's investment income distributions will be exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions when more than 10% of investment income distributions could be subject to those taxes.

The Income Fund may also hold its assets in cash or money market
instruments.     Investments by the Income Fund     in New York
tax-exempt securities and taxable obligations will be limited to
securities rated at the time of purchase at least Ba    or BB
by    a nationally recognized securities rating agency such as
Standard & Poor's ("S&P") and     Moody's Investors Service, Inc.
("Moody's")        , or unrated securities which Putnam
Management determines are of comparable quality        .

The Income Fund will not purchase    any     New York tax-exempt
security rated    below BBB or Baa by each rating agency rating
such security or any unrated New York tax-exempt security determined by Putnam Management to be of comparable
quality        if, as a result, more than 25% of    its     total
assets would be of that quality.  The         descriptions of the
five highest grades of debt securities are included in the
   appendix to this     prospectus.     Securities rated Ba or BB
(and comparable unrated securities) are considered to have speculative elements, with large uncertainties or major exposures to adverse conditions. To the extent that a security is assigned a different rating by one ore more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Securities rated Baa or BBB (and comparable unrated securities) lack outstanding investment characteristics and may be more likely to exhibit a weakened capacity to pay interest and repay principal under adverse economic
conditions.      For more detailed information about the risks of
investing in lower-rated securities, see "Risk Factors" below.

Putnam Management may take full advantage of the entire range of New York tax-exempt securities and may adjust the average maturity of the Income Fund's portfolio from time to time depending on its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates.

The Opportunities Fund

Putnam New York Tax Exempt Opportunities Fund seeks its objective by investing in a portfolio of New York tax-exempt securities which Putnam Management believes does not involve undue risk to income or principal. The fund is designed for investors willing to assume additional risk in return for the opportunity to earn above-average tax-exempt income. It is a fundamental policy of the fund that under normal circumstances at least 80% of the fund's net assets will be invested in New York tax-exempt securities. The fund may hold a portion of its assets in cash or money market instruments.

The    Opportunities Fund     will invest at least a majority of
its assets in securities considered to be "investment grade." Such securities will be rated at the time of purchase at least
Baa         or BBB by    any rating agency    , or will be
unrated securities which Putnam Management determines are of comparable quality. The fund may invest the balance of its assets in high yielding lower-rated securities that at the time
of purchase are rated at least B by    any rating agency     or
in unrated securities that Putnam Management determines are of comparable quality. Securities in these lower rating categories are considered to be of poor standing and predominantly
speculative.     To the extent a security is assigned a different
rating by one or more rating agencies, Putnam Management will use
the highest rating assigned by any agency.      For more detailed
information about the risks associated with investing in lower-rated securities, see "Risk factors" below. For these rating services' descriptions of tax-exempt securities and other rating information, see "Securities ratings."

Putnam Management may take full advantage of the entire range of New York tax-exempt securities and may adjust the average maturity of the Opportunities Fund's portfolio from time to time depending on its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates.

The Money Market Fund

Putnam New York Tax Exempt Money Market Fund follows the fundamental policy that 90% of the fund's investment income distributions normally will be exempt from federal income tax and New York State and City personal income taxes. Subject to this limitation, the Money Market Fund may also invest in high quality taxable money market instruments of the type described under "Alternative investment strategies" below.

The Money Market Fund will    only     invest in         the
following New York tax-exempt securities: (i) municipal notes rated at least MIG-2 by Moody's; (ii) municipal bonds rated Aa or better by Moody's or AA or better by S&P; (iii) municipal securities backed by the U.S. government; (iv) short-term discount notes (tax-exempt commercial paper) rated at least Prime-2 by Moody's or A-2 by S&P; (v) participation interests in any of the foregoing; and (vi) unrated securities or new types of tax-exempt instruments which become available in the future if the Money Market Fund's Trustees determine they are of comparable quality. In connection with the purchase of New York tax-exempt securities, the Money Market Fund may acquire stand-by commitments, which give the Money Market Fund the right to resell the security to the dealer at a specified price. Stand-by commitments may provide additional liquidity for the Money Market Fund but are subject to the risk that the dealer may fail to meet its obligations. The Money Market Fund does not generally expect to pay additional consideration for stand-by commitments nor to assign any value to them. The Money Market Fund's investments are concentrated in New York tax-exempt securities and an investment in the fund may therefore be riskier than an investment in a money market fund that does not concentrate its investments in tax-exempt securities relating to a single state.

The Money Market Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The Money Market Fund will invest in New York tax-exempt securities maturing in 397 days or less from the time of investment and will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Money Market Fund may invest in variable or floating-rate New York tax-exempt securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

Considerations of liquidity and preservation of capital mean that the Money Market Fund may not necessarily invest in New York tax-exempt securities paying the highest available yield at a particular time. Consistent with its investment objective, the Money Market Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Money Market Fund will also invest to take advantage of what Putnam Management believes to be temporary disparities in yields of different segments of the market for New York tax-exempt securities or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Money Market Fund, may result in frequent changes in the Money Market Fund's portfolio. Portfolio turnover may give rise to taxable gains.

The portfolio of the Money Market Fund will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Money Market Fund. Although the Money Market Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Alternative minimum tax

Interest income    distributed by a fund     from certain types
of New York tax-exempt securities may be subject to federal alternative minimum tax for individuals and corporations.

   In determining compliance with its 80% test (in the case of the Opportunities Fund) and its 90% test (in the case of the
Income and Money Market Funds)    described above, it is a
fundamental policy of each fund to exclude from New York tax-exempt securities any securities the interest from which may be subject to the federal alternative minimum tax for individuals. All tax-exempt interest dividends will, however, be included in determining the federal alternative minimum taxable income of
corporations    .

Alternative investment strategies

At times Putnam Management may judge that conditions in the markets for New York tax-exempt securities make pursuing a fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative investment strategies primarily
designed to reduce fluctuations in the value of    fund
assets.

In implementing these defensive strategies, the Income and Opportunities Funds may invest without limit in taxable obligations, such as obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other securities that Putnam Management considers consistent with such defensive strategies. Similarly, for defensive purposes, the Money Market Fund may invest in taxable high quality money market instruments, including bank certificates of deposit, bankers' acceptances, prime commercial paper, high-grade, short-term corporate obligations, short-term U.S. government securities, repurchase agreements, or other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long,         these
alternative strategies    will be used    .  The interest income
from these instruments would be subject to federal income tax and/or New York State and City personal income taxes.

New York tax-exempt securities

New York tax-exempt securities include obligations of the State of New York, its political subdivisions, and their agencies, instrumentalities, or other governmental units, the interest on which, in the opinion of bond counsel, is exempt from federal income tax and New York State and City personal income taxes.

These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts.

They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, or to fund short-term cash requirements. They may also include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities.

Short-term New York tax-exempt securities may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. New York tax-exempt securities may also include debt obligations issued by certain other governmental entities, such as U.S. territories, if these debt obligations generate interest income that is exempt from federal income tax and New York State and City personal income taxes.

The two principal classifications of New York tax-exempt securities are general obligation and special obligation (or special revenue obligation) securities.

General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, whose credit quality is tied to the private user of the facilities.

The funds (excluding the Money Market Fund) may also invest in securities representing interests in New York tax-exempt securities, known as "inverse floating obligations" or "residual interest bonds." These obligations pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline.

These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

Risk factors

The Income and Opportunities Funds

The values of New York tax-exempt securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of
   fund     assets.  Conversely, during periods of rising
interest rates, the value of    fund     assets will generally
decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic and business conditions affecting the specific industries of their issuers.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities will not affect income derived from these securities, but will affect a fund's net asset value.

Each of the Income and Opportunities Funds may invest in both higher-rated and lower-rated New York tax-exempt securities.
Lower-rated securities are securities rated below Baa         or
BBB by    a rating agency and, together with     unrated
securities of comparable quality   ,     are commonly known as
"junk bonds."  The values of    these     securities generally
fluctuate more than those of higher-rated securities. In addition, the lower rating reflects a greater possibility that
the financial condition of the issuer        or adverse changes
in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal.

The table below shows the percentages of the Opportunities Fund's
assets invested during fiscal    1996     in securities assigned
to the various rating categories by S&P, or, if unrated by S&P,
assigned to comparable rating categories by    another rating
agency    , and in unrated securities determined by Putnam
Management to be of comparable quality:

              Unrated securities
    Rated securities,of comparable quality,
    as a percentage ofas a percentage
    Opportunities    Fund         of Opportunities    Fund
 Rating           net assets               net assets

  "AAA"             37.31%                     ---
  "AA"              15.26%                     ---
   "A"              15.21%                     ---
  "BBB"               21.46%                1.33%
  "BB"                 ---                  7.02%
   "B"                ---                    2.41%
    ------       -----   -
  Total               89.24%               10.76%
       ======     =    =====

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. However, the amount of information available about the financial condition of an issuer of New York tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. When a fund invests in New York tax-exempt securities in the lower rating categories, the
achievement of    its     goals is more dependent on Putnam
Management's ability than would be the case if    it     were
investing in New York tax-exempt securities in the higher rating categories. Investors should consider carefully their ability to assume the risks of owning shares of a mutual fund that may
invest in securities in         the lower rating categories.

A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However,
Putnam Management will    consider such reduction in its
determination of whether a fund should continue to hold the security in its portfolio.

At times, a substantial portion of fund assets may be invested in securities as to which a fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so or the fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

In order to enforce its rights in the event of a default of these securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase a fund's operating expenses and adversely affect a fund's net asset value. Any income derived from a fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to a privately-issued security.

Certain securities held by    a fund     may permit the issuer at
its option to "call," or redeem,    its     securities.  If an
issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

   Each of the Income and Opportunities Funds     may invest in
so-called "zero-coupon" bonds    , which     are issued at a
significant discount from face value and pay interest only at maturity rather than at intervals during the life of the
security.     The values of zero-coupon bonds are subject to
greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.

Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Each fund is required to accrue and distribute
   interest     income from zero-coupon bonds on a current basis,
even though it does not receive that income currently in cash.
Thus    it     may    be necessary     to sell    other
investments to obtain cash needed to make income distributions.

The secondary market for New York tax-exempt securities is generally less liquid than that for taxable fixed-income securities, particularly in the lower rating categories. Thus it
may be more difficult         to value or buy and sell certain
   of these     securities.          Certain investment grade
securities         share some of the risk factors discussed above
with respect to lower-rated         securities.

For additional information concerning the risks associated with investing in securities in the lower rating categories, see the SAI.

Since the funds invest primarily in New York tax-exempt
securities, the    values     of    their     shares may be
especially affected by factors pertaining to the New York State economy and other factors specifically affecting the ability of issuers of New York tax-exempt securities to meet their obligations.

As a result, the value of each of the Income and Opportunities
   Funds'     shares may fluctuate more widely than the value of
shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

The amounts of tax and other revenues available to governmental issuers of New York tax-exempt securities may be affected from time to time by economic, political and demographic conditions within or outside of New York. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of New York tax-exempt securities may also affect their ability to meet their obligations.

Payments of principal and interest on special obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the state.

Any reduction in the actual or perceived ability of an issuer of
New York tax-exempt securities to meet its obligations   ,
including a reduction in the rating of the issuer's outstanding
securities,     would likely have an adverse effect on the market
value and marketability of its obligations.          Doubts
surrounding an issuer's ability to meet its obligations also could adversely affect the values of other New York tax-exempt securities as well.



All funds

Diversification and concentration policies

The Income Fund is a "diversified" investment company
under the Investment Company Act of 1940    (the "1940 Act").
This means that with respect to 75% of its total assets    , the
Income Fund may    not     invest    more than 5%     of its
total assets in the securities of    any one issuer (except U.S.
government securities).  The remaining     25% of its total
assets    is not subject to this restriction.

Each of the Opportunities and Money Market Funds is a "non-diversified" investment company under the 1940 Act. A non-diversified investment company may invest its assets in a limited number of issuers, technically allowing a fund to invest up to 25% of its assets in each of any two issuers. However, the Money Market Fund is also subject to 1940 Act rules applicable to money market funds, which generally limit the fund with respect to 75% of its total assets from investing more than 5% of its assets
in the securities of    a single     issuer   ,     other than
   U.S. government securities    .

As a result         the relatively small number of issuers of New
York tax-exempt securities,    the funds may be     more likely
to invest a higher percentage of its assets in the securities of
a single issuer than an investment company that    invests     in
a broad range of tax-exempt securities. This practice involves an increased risk of loss to a fund if the issuer were unable to make interest or principal payments or if the market value of these securities were to decline.

A fund will not invest more than 25% of its total assets in any one industry. Governmental issuers of New York tax-exempt securities are not considered part of any "industry." However, for this purpose (and for diversification purposes discussed above) New York tax-exempt securities backed only by the assets and revenues of nongovernmental users may be deemed to be issued by such nongovernmental users. Thus, the 25% limitation would apply to these obligations.

It is possible that a fund may invest more than 25% of its assets in a broader segment of the market for New York tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing revenue obligations, or airport revenue obligations. This would be the case only if Putnam Management determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration.

Although these obligations could be supported by the credit of governmental issuers or by the credit of nongovernmental issuers engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of
   such     issuers may have a general adverse effect on all New
York tax-exempt securities in a particular market segment.
(Examples    of such developments     would include proposed
legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.)

   A     fund reserves the right to invest more than 25% of its
assets in industrial development bonds and private activity securities.

Investments in premium securities

During a period of declining interest rates, many    of the
portfolio investments of each     of the Income and Opportunities
   Funds     will likely bear coupon rates that are higher than
current market rates, regardless of whether these securities were originally purchased at a premium. These securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset
value of    fund     shares.

The values of these "premium" securities tend to approach the principal amount as the securities approach maturity (or call price in the case of securities approaching their first call
date).  As a result, an investor who purchases    fund     shares
        during these periods would initially receive higher monthly distributions (derived from the higher coupon rates
payable on    fund     investments) than might be available from
alternative investments bearing current market interest rates. But the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment , investors may find it useful to compare the
current dividend rate with    a     fund's "yield," which is
computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

Portfolio turnover

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover."
As a result of    a fund's     investment policies, under certain
market conditions    its     portfolio turnover rate may be
higher than that of other mutual funds.

Portfolio turnover generally involves some expense        ,
including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates for the
        Income         and         Opportunities    Funds     are
shown in the section "Financial highlights."

Financial futures and options

Each of the Income and Opportunities Funds may purchase and sell
financial futures contracts    and options    .

   Each of the Income and Opportunities Funds may purchase and
sell index futures     contracts on the Municipal Bond Index
       . This index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time a fund enters into and terminates an index futures contract, the fund realizes a gain or loss.

   Each of the funds     may purchase and sell    index
futures contracts on the index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of New York tax-exempt securities that a fund owns or expects to purchase.

   Each of the     Income and Opportunities Funds may also
purchase and sell put and call options on index futures or on indexes directly, in addition to or as an alternative to purchasing and selling index futures. Each of the Income and Opportunities Funds may also purchase and sell futures contracts and related options on U.S. Treasury securities, including U.S. Treasury bills, notes and bonds ("U.S. government securities") and options directly on U.S. government securities. U.S. government securities futures and options would be used for purposes similar to index futures and options.

In addition, each of the Income and Opportunities Funds may purchase put and call options on, or warrants to purchase, New York tax-exempt securities, either directly or through custodial
arrangements in which    a     fund and other investors own an
interest in one or more options on New York tax-exempt securities.

   A fund will engage in these transactions for hedging purposes and, to the extent permitted by applicable law, for nonhedging purposes, such as to manage the effective duration of a fund's portfolio or as a substitute for direct investment.

The use of futures and options involves certain special risks and may result in realization of taxable income or capital gains.
Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect
correlations    among     movements in the prices of financial
futures and options    purchased or sold by a fund,     of the
underlying bond index or U.S. government securities    and, in
the case of hedging transactions,     of the New York tax-exempt
securities that are the subject of the hedge.

Other risks arise from the potential inability to close out futures or options positions. There can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the
use of futures and options transactions.     The successful use
of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

A more detailed explanation of financial futures and options
transactions   ,     and the risks associated with them   ,
is included in the SAI.

Other investment practices

   A fund     may also engage in the following investment
practices, each of which may result in taxable income or capital gains and involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Repurchase agreements and forward commitments. A fund may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times.
   A     fund may also purchase securities for future delivery,
which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the
settlement date.  These transactions involve some risk         if
the other party should default on its obligation and that fund is delayed or prevented from recovering the collateral or completing the transaction.

Derivatives

Certain of the instruments in which    the Income and
Opportunities Funds may     invest, such as financial futures and
options and inverse floating obligations        , are considered
to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

   Insurance

The Money Market Fund, along with four other Putnam money market funds, has purchased liability insurance, which, among other things, will insure the fund against a decrease in the value of a security held by it due to the issuer's default or bankruptcy. Most securities and instruments in which the fund invests, other than U. S. government securities, are covered by this insurance. Although the insurance may provide the Money Market Fund with some protection in the event of a decrease in value of certain of its portfolio securities, the policy does not insure or guarantee that the Money Market Fund will maintain a stable net asset value of $1.00.

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets. As of January 2, 1997, the Money Market Fund's net assets totaled $46,454,787. Each of the money market funds that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the Money Market Fund may not be entitled to recover under the policy, even thought is has experienced a loss that would otherwise be insurable. The cost to the Money Market Fund of purchasing the insurance is expected to equal approximately 0.02% of the Money Market Fund's average net assets. This amount is reflected in the expense information shown in the prospectus under the heading "Expenses summary." This policy may be cancelled under certain conditions and may not be renewed upon its expiration.

Limiting investment risk

Specific investment restrictions help    to     limit investment
risks for    the funds'     shareholders.  These restrictions
prohibit a fund from acquiring    (in the case of the Money
Market and Opportunities Funds, with respect to 50% of its total assets, and in the case of the Income fund, with respect to 75%
of its total assets),     more than 10% of the voting securities
of any one issuer.*  They also prohibit    a     fund from
otherwise investing more than:

(a) (in the case of the Income Fund, with respect to 75% of its total assets, and in the case of the Money Market and Opportunities Funds, with respect to 50% of its total assets (75% of its total assets in the securities of any one issuer (other than U.S. government securities)*;

(b)    (in the case of each fund)     15% of its net assets in
any combination of securities that are not readily marketable, in securities restricted as to resale (excluding restricted securities that have been determined by the Trustees (or the person designated by them to make such determinations) to be readily marketable) and in repurchase agreements maturing in more than seven days.

The Money Market Fund has not invested more than 10% of its net assets in the types of securities listed in item (b) and has no current intention of doing so.



Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text
of these policies and         other fundamental investment
policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-
fundamental investment    policy     without shareholder
approval. As a matter of policy, the Trustees would not materially change a fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

The Income         and         Opportunities    Funds

Fund    advertisements may, from time to time, include
performance information    .  "Yield" for each class of shares is
calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "How the funds pursue their objectives -- Investments in premium securities."

Yield is based on the price of the shares, including the maximum
initial sales charge in the case of class A         and class M
shares, but does not reflect    any     contingent deferred sales
charge in the case of class B shares. "Tax-equivalent" yield for each class of shares shows the effect on performance of the tax-exempt status of distributions received from a fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to a class's tax-exempt yield.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

The Money Market Fund

The Money Market Fund's investment performance may from time to time be included in advertisements about the fund. "Yield" represents an annualization of the change in value of a shareholder account (excluding any capital changes) for a specific seven-day period. "Effective yield" compounds the Money Market Fund's yield for a year and is, for that reason, greater than the Money Market Fund's yield. "Tax-equivalent yield" shows the effect on performance of the tax-exempt status of distributions received from the Money Market Fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Money Market Fund's tax-exempt yield or tax-exempt effective yield.

All funds



   All data are based on past investment results and do not
predict future performance.      Investment performance, which
will vary, is based on many factors, including market conditions,
   portfolio     composition    , fund     operating expenses and
which class of shares the investor purchases. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an
expense limitation was in effect will be greater than if the
limitation had not been in effect.     Fund     performance may
be compared to that of various indexes.  See the SAI.

HOW THE FUNDS ARE MANAGED

The Trustees are responsible for generally overseeing the conduct
of    fund     business.  Subject to such policies as the
Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions
on    its     behalf.  Subject to the control of the Trustees,
Putnam Management also manages    each fund's     other affairs
and business.

Each fund pays Putnam Management a quarterly fee for these
services based on         average net assets.  See "Expenses
summary" and the SAI.

The following officers of Putnam Management have had primary
responsibility for the day-to-day management of    the indicated
funds'     portfolio since the    years     stated below:

                                  Business experience
                          Year    (at least 5 years)
                          ----    -------------------
Income Fund    and
Opportunities Fund
-----------

   Howard K. Manning
Senior Vice President        1996           Employed as an
investment

            professional by Putnam Management

            since    1986    .




Money Market Fund
-----------------

Lindsey C. Strong
Vice President            1993         Employed as an investment


            professional by Putnam

            Management since 1984.

Each fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under any distribution plans. In the case of the Income and Opportunities Funds, payments under any distribution plan are in
turn allocated to the relevant class of shares.          Each
fund also reimburses Putnam Management for the compensation and
related expenses of certain    fund     officers and their
   staff     who provide administrative services        .  The
total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of
   fund     securities.  In selecting broker-dealers, Putnam
Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider
sales of    fund     shares        (and, if permitted by law, of
the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Each of the    Income Fund    , the Opportunities Fund and the
Money Market Fund is a Massachusetts business trust organized on May 12, 1983, September 20, 1990 and September 2, 1987,
respectively.  Copies of    the Agreement and Declaration     of
Trust    of each fund    , which are governed by Massachusetts
law, are on file with the Secretary of State of The Commonwealth
of Massachusetts.     Prior to January 30, 1997, the trust now
known as Putnam New York Tax Exempt Income Fund was known as
Putnam New York Tax Exempt Income Trust.      Prior to June 1,
1994,         Putnam New York Tax Exempt Income    Trust was
known as Putnam New York Tax Exempt Income Fund.

   Each fund is an     open-end management investment
   company     with an unlimited number of authorized shares of
beneficial interest.     The Trustees     may, without
shareholder approval,    create     two or more series of
   shares representing separate investment portfolios    .
        Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Income Fund's shares and the Opportunities Fund's shares are currently divided into three classes. Only the Income Fund and Opportunities Fund's class A, B and M shares are offered by this prospectus. Such funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581). The Money Market Fund's shares are not currently divided into classes.

Each share has one vote, with fractional shares voting
proportionally.  Shares of    all classes     will vote together
as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund.
   Each     fund may suspend the sale of shares at any time and
may refuse any order to purchase shares.  Although    each
fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in each relevant Agreement and Declaration of Trust.

Although each fund is offering only its own shares in this prospectus, it is possible that a fund might become liable for any misstatement in the prospectus about another fund. The Trustees of each fund have considered this factor in approving the use of a single prospectus.

If you own fewer shares than    the     minimum         set by
the Trustees (presently 20 shares for    each of     the Income
and Opportunities Funds and 500 shares for the Money Market
Fund), a fund may choose to redeem your shares. You will receive at least 30 days' written notice before a fund redeems your shares, and you may purchase additional shares at any time to
avoid a redemption.     A     fund may also redeem shares if you
own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The    funds'     Trustees        :  George Putnam,* Chairman.
President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald
J. Jackson, Former Chairman, President and Chief Executive
Officer of Fisher-Price, Inc.   , Director of Safety 1st,
Inc.    , Trustee of Salem Hospital and         the Peabody Essex
Museum; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Inc., Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New Generation Research,
Inc.       ;  A.J.C. Smith,* Chairman   and     Chief Executive
Officer        , Marsh & McLennan Companies, Inc.; and W.
Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities
Associates.  The         Trustees are also Trustees of the other
Putnam funds. Those marked with an asterisk (*) are or may be
deemed to be "interested persons" of the    Income Fund    , the
Opportunities Fund, the Money Market Fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS

The Income and Opportunities Funds

   Each of the     Income         and Opportunities    Funds
offer investors three classes of shares that bear sales charges in different forms and amounts and that bear different levels of expenses:

Class A shares. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed, except for certain sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than class B and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

Class B shares. Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI.
This discussion    includes     information about how shares
acquired through reinvestment of distributions are treated for
conversion purposes.  The discussion         also    notes
certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -
- Class B shares" and "Distribution plans."

Class M shares. An investor who purchases class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares bear a 12b-1 fee that is lower than class B shares but higher than class A shares. Class M shares are not subject to any CDSC and do not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider class A or class M shares. Investors who prefer not to pay an initial sales charge might consider class B shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

The Income and Opportunities Funds

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You
can buy shares of    each of     the Income and Opportunities
Funds three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

Buying shares through Putnam Mutual Funds. Complete an order form and write a check for the amount you wish to invest, payable
to the    appropriate     fund.  Return the completed form and
check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of
your purchase.     A fund receives     the net asset value.  The
sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.


                                    Sales charge       Amount of
                             as a percentage of:    sales charge
                             -------------------    reallowed to
                                   Net              dealers as a
Amount of transaction           amount  Offering   percentage of
at offering price ($)         invested     price  offering price
-----------------------------------------------------------------
Under 25,000                      4.99%     4.75%       4.50%
25,000 but under 100,000          4.71      4.50        4.25
100,000 but under 250,000         3.90      3.75        3.50
250,000 but under 500,000         3.09      3.00        2.75
500,000 but under 1,000,000       2.04      2.00        1.85
-----------------------------------------------------------------
There is no initial sales charge on purchases of class A shares of $1 million or more. However, a CDSC of 1.00% or 0.50%,
respectively, will be imposed         within the first or second
year after purchase   on redemptions by any investor that
purchased fund shares without an initial sales charge as part of an investment of $1 million or more.

Shares purchased by investors investing $1 million or more in class A shares whose dealer of record waived its commission with the approval of Putnam Mutual Funds are not subject to the CDSC.

In determining whether a CDSC is payable, shares not subject to any charge will be redeemed first, followed by shares held
longest during the CDSC period.  Any CDSC will be     based on
the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed
without a CDSC.         Putnam Mutual Funds receives the entire
amount of any CDSC you pay. See the SAI for more information about the CDSC.

Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of
distributions   ,     and (ii) shares otherwise exempt from the
CDSC, as described in "How to buy shares--General" below.   For
other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

Year     1       2        3       4        5       6     7+
-------------------------------------------------------------
Charge  5%      4%       3%      3%       2%      1%     0%

In determining whether a CDSC is payable on any redemption,
        shares not subject to any charge   will be redeemed first
followed by     shares held longest during the CDSC period.  For
this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of
your purchase.     A fund receives     the net asset value.  The
sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                 Sales charge        Amount of
                              as a percentage of:  sales charge
                              -------------------  reallowed to
                                 Net               dealers as a
Amount of transaction          amount  Offering    percentage of
at offering price ($)         invested   price    offering price
-----------------------------------------------------------------
Under 50,000                     3.36%    3.25%       3.00%
50,000 but under 100,000         2.30     2.25        2.00
100,000 but under 250,000        1.52     1.50        1.25
250,000 but under 500,000        1.01     1.00        1.00
500,000 and above                NONE     NONE        NONE
   --------------------------------------------------------------
---

General

You may be eligible to buy    fund     shares at reduced sales
charges.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity
discount, statement of intention, group sales plan,    qualified
retirement     plans, and other plans.  Descriptions are also
included in the order form and in the SAI.

   Each of the Income and Opportunities Funds     may sell class
A, class B and class M shares at net asset value without an
initial sales charge or a CDSC to         current and retired
Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain
standards established by Putnam Mutual Funds        and investors
meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition,    each fund     may sell shares at net asset value
without an initial sales charge or a CDSC in connection with the
acquisition by    a fund     of assets of an investment company
or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing the fund's shares at reduced sales charges.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in,
   fund     shares         at net asset value.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any
delay in redemption, exchange or transfer.  Otherwise    ,
payment    may be delayed     until the purchase price of those
shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need
for safekeeping,    certificates     will not    be issued
for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

The Money Market Fund

The Money Market Fund continuously offers its shares at a price of $1.00 per share. You can open an account with as little as $1,000 and make additional investments at any time for as little as $100. You can buy Money Market Fund shares three ways - by mail, by wire, or through most investment dealers. There are no sales charges on the sale of Money Market Fund shares.

Because the Money Market Fund seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted.
Same Day Funds are monies credited to the account of the Money Market Fund's designated bank by the Federal Reserve Bank of Boston. When payment in Same Day Funds is available to the Money Market Fund prior to the close of regular trading on the New York Stock Exchange, the Money Market Fund will accept the order to purchase shares that day.

If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with wired Same Day Funds or a certified check to avoid any delay in redemption or transfer. Otherwise, the Money Market Fund may delay payment for shares until the purchase price of those shares has been collected or, if you redeem by check or telephone, until 15 calendar days after the purchase date.

After you make your initial investment in the Money Market Fund, Putnam Investor Services will establish an Investing Account for you on the Money Market Fund's records. This account is a complete record of all transactions between you and the Money Market Fund, and at all times shows the balance of shares you own. The Money Market Fund will not issue share certificates.

Buying shares by mail. Complete the order form and send it to Putnam Investor Services with your check, Federal Reserve Draft or other negotiable bank draft drawn on a U.S. bank and payable in U.S. dollars to the order of Putnam New York Tax Exempt Money Market Fund. If you pay by check or draft, the Money Market Fund's designated bank will make Same Day Funds available to the Money Market Fund, and the Money Market Fund will accept the order on the first business day after receipt of your check or draft. If you pay by Federal Reserve Draft, the Money Market Fund will accept the order the day it is received, provided it is received before the close of regular trading on the New York Stock Exchange.

Buying shares by wire. You may invest in the Money Market Fund by bank wire transfer of Same Day Funds to the Money Market
Fund's designated bank. For wiring instructions, see the order form.

Any commercial bank can transfer Same Day Funds by wire. Wired Funds received by the Money Market Fund's designated bank by 3:00 p.m. Boston time are normally accepted for investment on the day received. To be sure that a bank wire order is accepted on the same day it is sent, your bank should wire funds as early in the day as possible. Your bank may charge for sending Same Day Funds on your behalf. The Money Market Fund's designated bank presently does not charge you for receipt of wired Same Day Funds, but reserves the right to charge you for this service.

Buying shares through investment dealers. You may, if you wish, purchase shares of the Money Market Fund through investment dealers, which may charge a fee for their services. Most investment dealers have a sales agreement with Putnam Mutual Funds and will be glad to accept your order. If you do not have a dealer, Putnam Mutual Funds can refer you to one. Investment dealers must follow the instructions in the order form.

DISTRIBUTION PLANS

The Income and Opportunities Funds

Class A distribution plans.  Each    of the Income and
Opportunities Fund's     class A plan provides for payments by
   each     fund to Putnam Mutual Funds at the annual rate of up
to 0.35% of such fund's average net assets attributable to its class A shares. The Trustees currently limit payments under
   each of     the Income         and         Opportunities
   Funds'     class A plans to the annual rate of 0.20% of such
assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including, for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares
purchased at net asset value        by shareholders investing $1
million or more.     These     shares are not subject to the one-
year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.15% of such average net asset value for class A shares of the Income Fund and the Opportunities Fund outstanding as of December 31, 1992 and July 13, 1992, respectively, and 0.20% of the average net asset value of class A shares acquired after these respective dates (including shares acquired through reinvestment of distributions).

Class B and class M distribution plans.  The class B and class M
plans provide for payments by    a fund     to Putnam Mutual
Funds at the annual rate of up to 1.00% of         average net
assets attributable to class B shares and class M shares, as the
case may be.  The Trustees currently limit payments under    each
of     the Income         and Opportunities    Funds'     class B
and class M plans to the annual rates of 0.85% and 0.50% of such assets, respectively.

Although class B shares         are sold without an initial sales
charge, Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested (including a prepaid service fee of 0.20% of the amount invested) to dealers who sell class B shares of the Income Fund and Opportunities Fund. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

The amount paid to dealers at the time of the sale of class M
shares of    each of     the Income         and Opportunities
   Funds     is set forth above under "How to buy shares -- The
Income and Opportunities Funds -- Class M Shares." In addition, in order to further compensate dealers (including qualifying financial institutions) for services provided in connection with sales of class B and class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers.

The payments are based on the average net asset value of class B
   shares     and class M shares attributable to shareholders for
whom the dealers are designated as the dealer of record, except for the first year's service fees with respect to class B shares
of    each of     the Income         and Opportunities
   Funds    , which are prepaid as described above.  Putnam
Mutual Funds makes the payments at an annual rate of 0.20% of such average net asset value of class B and M shares, as the case may be.

Putnam Mutual Funds also pays to dealers, as additional compensation with respect to the sale of class M shares of
   each of     the Income         and         Opportunities
   Funds    , 0.20% of such average net asset value of class M
shares.  For class M shares of    each of     the Income
and the Opportunities    Fund's    , the total annual payment to
dealers equals 0.40% of such average net asset value.

The Money Market Fund

The purpose of the    distribution plan of     the Money Market
Fund    is to permit the fund     to compensate Putnam Mutual
Funds for services provided and expenses incurred by it in promoting the sale of shares of the Money Market Fund, reducing redemptions, or maintaining or improving services provided to shareholders by Putnam Mutual Funds or dealers. The plan provides for payments by the Money Market Fund to Putnam Mutual Funds at the annual rate of up to 0.35% of the Money Market
Fund's average net assets.          Should the Money Market
Fund's Trustees decide in the future to approve payments, shareholders will be notified and this prospectus will be revised.

General (all funds)

Payments under the plans are intended to compensate Putnam Mutual
Funds for services provided and expenses incurred by it as principal underwriter of the funds' shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

The Income and Opportunities Funds

You can sell your shares to    the appropriate     fund any day
the New York Stock Exchange is open, either directly to the fund or through your investment dealer. A fund will only redeem shares for which it has received payment.

Selling shares directly to    your     fund.  Send a signed
letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

   Your     fund generally sends you payment for your shares the
business day after your request is received.  Under unusual
circumstances,    a fund     may suspend redemptions, or postpone
payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

The Money Market Fund

You can sell your shares to the Money Market Fund any day the New York Stock Exchange is open, by check, by telephone, by mail or through your investment dealer. The Money Market Fund must receive your properly completed application before you may sell shares; certain methods require additional documentation (see below). To enable shareholders to earn daily dividends as long as possible, the Money Market Fund has arranged the following methods of selling shares:

Selling shares by check. If you would like to use the Money Market Fund's check-writing service, mark the proper box on the order form and complete the signature card and, if applicable, the resolution. Upon receiving the properly completed order form, signature card, and resolution, the Money Market Fund will send you checks which may be made payable to the order of any person in the amount of $500 or more. When a check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check.

Shareholders utilizing fund checks are subject to the bank's rules governing checking accounts. There is currently no charge to shareholders for the use of checks. You should make sure that there are sufficient shares in the account to cover the amount of any check drawn, since the net asset value of shares will fluctuate. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. Because dividends declared on shares held in your account, prior redemptions, and possible changes in net asset value may cause the value of your account to change, it is impossible to determine in advance your account's total value. Accordingly, you should not write a check for the entire value of your account
or close your account by writing a check.   The check-writing
service is not available for tax-qualified retirement plans.

Selling shares by telephone. If you would like to sell Money Market Fund shares by telephone with proceeds directed to your bank account, please mark the proper box on the order form. You may call toll-free 1-800-225-1581. On the following business day, the amounts withdrawn from your account will either be mailed by check or wired in Same Day Funds to the bank account designated on your application. (To wire proceeds, the amount must be $1,000 or more and the designated bank must be a commercial bank within the United States.) You may change a designated bank account by sending a written request to Putnam Investor Services with your signature guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about how to obtain a signature guarantee.

You may also use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the Account Application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records. Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone in which case you may wish to submit a written redemption request, as described below, or contact your investment dealer. The Telephone Redemption Privilege may be modified or terminated without notice.

Selling shares by mail. You may also sell shares of the Money Market Fund by sending a written withdrawal request to: Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

Putnam Investor Services may require additional documentation from shareholders which are corporations, partnerships, agents, fiduciaries or surviving joint owners. Corporations, partnerships, agents, trusts and fiduciary accounts must submit a completed resolution in proper form before selling shares by telephone or check. Resolution forms are available from Putnam Investor Services. If you are currently a shareholder and did not request the check-writing service or telephone redemption privilege on your initial order form, you must first complete and return an authorization form, available from Putnam Investor Services. A shareholder may revoke authorization for the check-writing service or telephone redemption by written notice at any time, effective when Putnam Investor Services receives such notice.

The Money Market Fund reserves the right to terminate or modify the terms of the check-writing service or telephone redemption privilege, or to charge shareholders for the use of these services at any time.

The Money Market Fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Shareholders of the Money Market Fund who received their shares in exchange for shares of another Putnam fund with a sales
charge, and shareholders    of each     of the Income and
Opportunities Funds, can exchange their shares for shares of
other Putnam funds at net asset value        .  Other
shareholders of the Money Market Fund may    be required     to
pay a sales charge, which varies depending on the fund to which
they exchange    their shares     and the amount exchanged.
Shareholders    of each     of the Money Market Fund exchanging
into funds with more than one class of shares may exchange their shares only for class A shares of the other fund. Shareholders of the Income and Opportunities Funds may exchange their shares only for shares of the same class. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees
believe doing so would be in the best interests of    your
fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or
reject any exchange.          Consult Putnam Investor Services
before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW    A     FUND VALUES ITS SHARES

General.  The Money Market Fund calculates the net asset value of
a share, and    each of     the Income and Opportunities Funds
calculate the net asset value of a share of each class, by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

The Income and Opportunities Funds. New York tax-exempt securities are valued on the basis of valuations provided by a pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Each fund believes that reliable market quotations generally are not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations provided by a pricing service will be based upon fair value determined on the basis of the factors listed above.

Taxable obligations for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

The Money Market Fund. The Money Market Fund values its portfolio investments at amortized cost according to Rule 2a-7 of the 1940 Act. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

HOW    A FUND MAKES     DISTRIBUTIONS TO SHAREHOLDERS; TAX
INFORMATION

The Income and Opportunities Funds. Each fund declares all of its net interest income as a distribution on each day it is open for business. Net interest income consists of interest accrued on portfolio investments of a fund, less accrued expenses, computed in each case since the most recent determination of net
asset value.  Normally,    each of     the Income and
Opportunities Funds pay distributions of net interest income monthly. A fund will distribute at least annually all net realized capital gains, if any, after applying any available capital loss carryovers. Distributions paid on class A shares will generally be greater than those paid on class B shares and class M shares because expenses attributable to class B shares and class M shares will generally be higher.

You begin earning distributions on the business day
Putnam Mutual Funds receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.

The Money Market Fund. The Money Market Fund determines its net income once each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. Each determination of the Money Market Fund's net income includes (i) all accrued interest on portfolio investments of the fund, (ii) plus or minus all realized and unrealized gains and losses on the fund's investments, (iii) less all accrued expenses of the fund. (The Money Market Fund will not have unrealized gains or losses so long as it values its investments by the amortized cost method.)

All of the net income of the Money Market Fund is declared each day that the Money Market Fund is open for business as a dividend to shareholders of record at the time of each declaration. Shareholders begin earning dividends on the day after the Money
Market Fund accepts their orders.     Normally, the Fund's
dividends will be paid    monthly    .  Since the net income of
the fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

General.  You can choose from three distribution options:

- (all funds) Reinvest all distributions in additional fund shares without a sales charge;

- (Income and Opportunities Funds only) Receive distributions from net interest income in cash while reinvesting capital gains distributions in additional shares of the fund without a sales charge; or

-     (all funds) Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distribution is paid. You will receive a statement confirming reinvestment of distributions in additional shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in that fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in your fund. Similarly, if
correspondence sent by    a     fund or Putnam Investor Services
is returned as "undeliverable," fund distributions will automatically be reinvested in that fund or in another Putnam fund.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in a fund may have on the taxation of your benefits. In addition, an investment in a fund may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders. See "New York tax-exempt securities--Alternative Minimum Tax". To the extent that exempt-interest dividends are derived from interest on New York tax-exempt securities, such distributions will also be exempt from New York State and New York City personal income taxes. However, an investment in a fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from a fund. In addition, distributions derived from interest on tax exempt securities other than New York tax-exempt securities will be treated as taxable ordinary income for purposes of the New York State and New York City personal income taxes.

Exempt-interest dividends, including those derived from New York tax-exempt securities, are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporation's net investment income is allocated to New York State and/or New York City.

All or a portion of interest on indebtedness incurred or continued to purchase or carry a fund's shares generally will not be deductible for federal or New York State and New York City personal income tax purposes.

For federal income tax purposes, all fund distributions other than exempt-interest dividends will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable to you as such, regardless of how long you have held your shares. For New York State and City personal income tax purposes, distributions of net long-term gains will be taxable at the same rates as ordinary income. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

The funds may at times purchase New York tax-exempt securities at a discount from the price at which they were initially issued.
For federal income tax purposes, some or all of the market discount will be included in the funds' ordinary income and will be taxable to you as such when it is distributed to you.

Early in each year each fund will notify you of the amount and tax status of distributions paid to you by that fund for the preceding year.

The foregoing is a summary of certain federal, New York State and New York City income tax consequences of investing in a fund.
You should consult your tax adviser to determine the precise effect of an investment in a fund on your particular tax situation (including possible liability for federal alternative minimum tax and state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the funds and of other Putnam funds. Putnam Fiduciary Trust Company is the
        custodian    of the funds    .  Putnam Investor Services,
a division of Putnam Fiduciary Trust Company, is the
investor servicing and transfer agent    for the funds    .

Putnam Management, Putnam Mutual Funds, and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

   Appendix

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa    --     Bonds which are rated Aaa are judged to be of the
best quality.  They carry the smallest degree of investment risk
and are generally referred to as "gilt         edged   ."
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    --     Bonds which are rated Aa are judged to be of high
quality by all standards.  Together with the Aaa group they
comprise what are generally known as high         grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the
long   -    term risk appear somewhat larger than the Aaa
securities.

A    --     Bonds which are rated A possess many favorable
investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa    --     Bonds which are rated Baa are considered as medium
grade obligations   ,     (i.e., they are neither highly
protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    --     Bonds which are rated Ba are judged to have
speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments
may be very moderate   ,     and thereby not well safeguarded
during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1    --     This designation denotes best quality.
There is present strong protection by established cash flows,
superior liquidity support or demonstrated broad   -    based
access to the market for refinancing.

MIG 2/VMIG 2    --     This designation denotes high quality.
Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime   -    1 (or supporting institutions) have a
superior ability for repayment of senior short   -    term debt
obligations.  Prime   -    1 repayment ability will often be
evidenced by the following characteristics:

   --
      Leading market positions in well established industries.
   --
      High rates of return on funds employed.
   --
      Conservative capitalization    structure     with moderate
      reliance on debt and ample asset protection.
   --
      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
   --
      Well         established access to a range of financial
      markets and assured sources of alternate liquidity.

Issuers rated Prime   -    2 (or supporting institutions) have a
strong ability for repayment of senior short   -    term debt
obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends
and coverage ratios, while sound,    may     be more subject to
variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA    --     Debt rated `AAA' has the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB-B-CCC-CC-C -- Debt rated `BB', `B', `CCC', `CC' and `C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. `BB' indicates the lowest degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B -- Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

   CCC -- Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC -- The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C -- The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

Notes

SP   -    1    --     Strong capacity to pay principal and
interest.     Those issues     determined to possess
   overwhelming safety     characteristics are given a plus
       (+) designation.

SP   -    2    --     Satisfactory capacity to pay principal and
interest   .

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A   -    1    --     This highest category indicates that the
degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A   -    2    --     Capacity for timely payment on issues with
this designation is satisfactory.  However, the relative degree
of safety is not as high as for issues designated `A   -    1'.

   A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.:

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.
or reorganization of the obligor.

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount will be automatically transferred monthly from your checking or savings account.

SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from an account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll-free at 1-800-225-1581.

Putnam Family of Funds*

PUTNAM GROWTH FUNDS

Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Diversified Equity Trust
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund+
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS

Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Diversified Income Trust II
Putnam Federal Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Total Return Fund
Putnam High Yield Trust++
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds+++
      Arizona, California, Florida, Massachusetts, Michigan,
      Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
The three portfolios:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS:**
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

*As of 1/1/97.
+Formerly Putnam OTC Emerging Growth Fund
++Closed to new investors.
+++Not available in all states.
**Investments in money market funds are neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a steady net asset value of $1.00 per share, although there is no assurance this net asset value will be maintained in the future.

Please call your financial advisor or Putnam to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.

PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI  02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA  02110

INDEPENDENT ACCOUNTANTS

Putnam New York Tax Exempt Income    Fund     and
  Putnam New York Tax Exempt Money Market Fund
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA  02109

Putnam New York Tax Exempt Opportunities Fund
Price Waterhouse LLP
160 Federal Street
Boston, MA  02110

PUTNAMINVESTMENTS

      One Post Office Square
      Boston, Massachusetts 02109
      Toll-free 1-800-225-1581

                  PUTNAM NEW YORK TAX EXEMPT INCOME FUND


        PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
               PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND
                                 FORM N-1A
                                  PART B

                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                             JANUARY 30, 1997

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of Putnam New York Tax Exempt Income Fund (the "Income Fund"), Putnam New York Tax Exempt Opportunities Fund (the "Opportunities Fund") and Putnam New York Tax Exempt Money Market Fund (the
"Money Market Fund") (collectively the "funds") dated    January
30, 1997    , as revised from time to time.  This SAI contains
information which may be useful to investors but which is not included in the prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the funds' prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the funds.
Part II includes information about the funds and the other Putnam funds.

                             Table of Contents

Part I

NEW YORK TAX-EXEMPT SECURITIES . . . . . . . . . . . . . . . . .
 . . . .I-3

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . .
 . . . .I-5

CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . .
I-   8

INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . .
 .I-   16

AMORTIZED COST VALUATION AND DAILY DIVIDENDS (THE MONEY
 MARKET FUND ONLY) . . . . . . . . . . . . . . . . . . . . . .
 .I-   18

EQUIVALENT YIELDS:  TAX-EXEMPT VERSUS TAXABLE SECURITIES . . .
 .I-   20

ADDITIONAL OFFICERS. . . . . . . . . . . . . . . . . . . . . .
 .I-   23

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . .
 .I-   24

Part II

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . .
 . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
II-   29

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .
II-   35

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . .
II-   44

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . .
II-   46

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . .
II-   59

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . .
II-   60

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . .
II-   66

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . .
II-   66

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . .
II-   66

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . .
II-   67

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . .
II-   68

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .
II-   73

                                    SAI
                                  PART I

NEW YORK TAX-EXEMPT SECURITIES

General description. As used in the prospectus and in this SAI, the term "New York tax-exempt securities" includes debt obligations issued by the State of New York, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which New York tax-exempt securities may be issued include the refunding of outstanding obligations and the payment of general operating expenses.

    Short-term New York tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes.

    In addition, certain types of "private activity" bonds may be issued by public authorities to finance such projects as privately operated housing facilities and certain local
facilities for water supply, gas, electricity    ,     sewage or
solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such obligations are included within the term New York tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may constitute New York tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests. The Money Market Fund may invest in New York tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on New York tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related New York tax-exempt securities will be exempt from federal income tax to the same extent as interest on the New York tax-exempt securities. The Money Market Fund may also invest in New York tax-exempt securities by purchasing from banks participation interests of all or part of specific holdings of New York tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Money Market Fund in connection with the arrangement. The Money Market Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on New York tax-exempt securities in which it holds such participation interests is exempt from federal income tax. The Money Market Fund does not expect to invest more than 5% of its assets in participation interests.

Stand-by commitments. When a fund purchases New York tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those New York tax-exempt securities. A stand-by commitment may be considered a security independent of the New York tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying New York tax-exempt security to a third party at any time. The funds expect that stand-by commitments generally will be available without the payment of direct or indirect consideration. The funds do not expect to assign any value to stand-by commitments.

Yields. The yields on New York tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the New York tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's
Investors Service, Inc.         and Standard & Poor's
represent their opinions as to the quality of the New York tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, New York tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to factors such as changes in the overall demand or supply of various types of New York tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by a fund, an issue of New York tax-exempt securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. None of the funds currently intends to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by that fund.

Additional risks. Securities in which the funds may invest, including New York tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their New York tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax-exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of New York tax-exempt securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of New York tax-exempt securities for investment by a fund and
the value of    a     fund's portfolio could be materially
affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the
structure of    a     fund or its dissolution.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of its outstanding voting
securities,    a     fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.



   (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

   (3a)  (    Income and Money Market Funds only) Purchase or
sell real estate, although it may purchase securities    of
issuers which deal in real estate, securities     which are
secured by    interests in real estate, and securities which
represent interests in real estate   , and it may acquire and
dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt
obligations secured by real estate or interests therein    .

   (3b)  (    Opportunities Fund only) Purchase or sell real
estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

   (4a) (Income and Opportunities Funds only) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

   (4b)  (    Money Market    Fund     only) Purchase or sell
commodities or commodity contracts except financial futures contracts and related options.

   (5)      Make loans, except by purchase of debt obligations in
which the fund may invest consistent with its investment
policies,         by entering into repurchase agreements    , or
by lending     its portfolio securities        .

   (6a)  (Income Fund only) With respect to 75% of its total
assets, invest in the     securities of any issuer if,
immediately after such investment, more than 5% of the total
assets of the fund    (    taken at current value   )     would
be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as
to interest    or     principal by the U.S. government   or
its agencies or instrumentalities        .

   (6b)  (Opportunities and Money Market Funds     only)  With
respect to 50% of its total assets, invest in    the
securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
government or its agencies or instrumentalities        .



   (7a)  (Income Fund     and Money Market Funds only) Purchase
securities (other than securities of the U.S. government, its
agencies or instrumentalities or         tax-exempt securities,
except    tax-exempt securities     backed only by the assets and
revenues of nongovernmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

   (7b)  (    Opportunities Fund only) Purchase securities (other
than securities of the U.S. government, its agencies or instrumentalities or New York tax-exempt securities, except obligations backed only by the assets and revenues of nongovernmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

   (8a)  (Income Fund only) With respect to 75% of its total
assets, acquire     more than 10% of the    outstanding voting
securities of any issuer.

(8b)  (Opportunities and Money Market Funds only) With respect to
50% of its total assets, acquire more than 10% of the
outstanding     voting securities of any issuer.

   (9a)  (Income Fund only)     Issue any class of securities
which is senior to the fund's shares of beneficial interest.

   (9b) (Opportunities and Money Market Funds only) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares of are represented at the meeting in person or by proxy.

The Money Market Fund has no present intention of engaging in options or futures transactions and the Income Fund has no present intention of selling options, as addressed in fundamental investment restrictions (4a) and (4b).

Although certain of each fund's fundamental investment restrictions permit the fund to borrow money to a limited extent, the funds do not currently intend to do so and did not do so last year.

It is contrary to the present policy of each    fund    , which
policy may be changed without shareholder approval, to:



   (1)      Invest in (a) securities which         are not
readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.



                             -----------------

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                           -------------------

CHARGES AND EXPENSES

Management fees

   Each     fund pays a quarterly fee to Putnam Management based
on the average net assets of that fund, as determined at the close of each business day during the quarter, at the following rates expressed as a percentage of each fund's average net assets:

Fund name         Contract date  Rates

Income Fund
   01/20/97       0.60% of the first $500 million
                                     of average net assets,
                                     0.50% of the next $500
                                 million, 0.45% of the next $500
                                 million    ,     0.40%    of
                                 the next $5 billion,
                                 0.375% of the next $5 billion,
                                 0.355% of the next $5 billion,
                                 0.340% of the next $5 billion,
                                 0.33%     of any amount
                                    thereafter.

                                 Prior to January 20, 1997:
                                 0.60% of the first $500 million
                                 of average net assets,
                                      0.50% of the next $500
million,
                                      0.45% of the next $500
million,
                                      0.40% of any amount
                                      therafter.

Opportunities Fund               01/01/95  0.60% of the first
$500
                                              million
                                         of average net
assets,
                                     0.50% of the next $500
                                 million, 0.45% of the next $500
                                 million, 0.40% of the next $5
                                 billion,
                                     0.375% of the next $5
                                 billion,
                                     0.355% of the next $5
                                 billion,
                                     0.340% of the next $5
                                 billion    ,
                                 0.33%     of any amount
                                 thereafter.

                                 Prior to January 1, 1995:
                                    0.60%     of the first $500
                                 million of average net assets,
                                    0.50%     of the next $500
                                 million,         0.45% of any
                                 amount over $1.5 billion.

Money Market Fund
   01/20/97       0.45% of the first $500 million of average net
                  assets,
                                     0.35% of the next $500
                                 million, 0.30% of the next $500
                                 million    ,     0.25%    of
                                 the next $5 billion,
                                 0.225% of the next $5 billion,
                                 0.205% of the next $5 billion,
                                 0.19% of the next $5 billion,
                                 0.18%     of any amount
                                    thereafter.

                                 Prior to January 20, 1997,
                                 0.45% of the first $500 million
                                 of average net assets
                                 0.35% of the next $500 million,
                                 0.30% of the next $500 million,
                                 0.25% of any amount
                                 thereafter.

For the past three fiscal years, pursuant to    the management
contract then in effect    , each fund incurred the following
fees:

                          Fiscal         Management
                          year           fee paid
                          ------         ----------

Income Fund
                             1996   $10,240,984
                          1995          $10,485,165
                          1994          $11,066,326

        Opportunities Fund
                             1996    $1,259,730
                          1995           $1,140,841
                          1994           $1,161,243


Money Market Fund
                             1996      $192,377
                          1995             $199,969
                          1994             $225,863

Brokerage commissions

Most purchases and sales of portfolio investments are with underwriters of, or dealers in, New York tax-exempt securities and other tax-exempt securities, acting as principal. Accordingly, the funds will not ordinarily pay significant brokerage commissions. The following table shows brokerage
commissions paid during the fiscal    periods     indicated.

                              Fiscal           Brokerage
                              year             commissions
                              ------           ------------

Income Fund
                                 1996          $176,410
                              1995             $563,069
                              1994             $475,165

Opportunities Fund
                                 1996          $42,692
                              1995             $12,844
                              1994             $0

Money Market Fund
                                 1996          $0
                              1995             $0
                              1994             $0

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research,
statistical and quotation services    received by     Putnam
Management considered to be particularly useful to it and its
affiliates   :

                    Dollar value  Percent of
                    of these      total             Amount of
                    transactions  transactions    commissions
                    ------------  ------------    -----------

Income Fund       $22,520,040.00      1.32%        $132,383
Opportunities Fund $4,872,977.50      1.22%      $11,327.50
Money Market Fund             $0         0%          $0


Administrative expense reimbursement

   The funds     reimbursed Putnam Management in the following
amounts for administrative services during fiscal    1996    ,
including the following amounts for compensation of certain
   fund     officers         and contributions to the Putnam
Investments, Inc. Profit Sharing Retirement Plan for their
benefit:
                                            Portion of total
                                            reimbursement for
                                              compensation
                           Total                   and
                       reimbursement          contributions
                       -------------        ----------------

Income Fund               $23,454           $20,753
Opportunities Fund         $7,793            $6,876
Money Market Fund          $4,198            $3,715

Trustee fees

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by
each fund for fiscal    1996     and the fees paid to each
Trustee by all of the Putnam funds during calendar year
   1996    :
   COMPENSATION TABLE



                           Aggregate     Aggregate
Aggregate        Pension on           Estimated    Total
                        compensation
   compensation      compensation          retirementannual
benefits  compensation
                         from    the      from the        from
the  benefits accrued            from all from all
                       Opportunities    Income        Money
Market    as part of         Putnam    funds       Putnam
Trustees/Year                Fund(1)       Fund(1)
Fund(1)  fund expenses(2)  upon retirement(3) funds(4)
-----------------------------------------------------------------
----------------   ------------------------------------
--
Jameson A. Baxter/1994       $882         $2,883            $419
             $0           $76,499      $172,291
Hans H. Estin/1972            878          2,878             418
              0            77,333       171,291
John A. Hill/1985    (5)      876          2,862             417
              0            77,416       170,791
Ronald J. Jackson/1996    (5)(6)             284           1,367
            207               n/a            77,33394,807
Elizabeth T. Kennan/1992      878          2,878             418
              0            76,999       171,291
Lawrence J. Lasser/1992       872          2,866             418
              0            77,083       169,791
Robert E. Patterson/1984      921          3,046             434
              0            79,999       182,291
Donald S. Perkins/1982        874          2,872             418
              0            76,833       170,291
William F. Pounds/1971        917  (7)     3,310  (7)        428
(7)            0            81,833       197,292
George Putnam/1957            878          2,878             418
              0            77,333       171,291
George Putnam, III/1984       878          2,878             418
              0            77,333171,291
A.J.C. Smith/1986             872          2,866             417
              0            76,249       169,791
W. Nicholas Thorndike/1992    918          3,029             432
              0            79,833       181,291

   (1)
    Includes an annual retainer and an attendance fee for each meeting attended.
   (2
)   The Trustees approved a Retirement Plan for Trustees of the
Putnam funds on October 1, 1996.  Prior to that date,
    voluntary retirement benefits were paid to certain retired
Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on
    Trustee fee rates in effect during calendar 1996.
(4)
    As of December 31,    1996,     there were    96     funds in
the Putnam family.
   (5)
    Includes         compensation deferred pursuant to a Trustee
Compensation Deferral Plan.     the     total amount
    of deferred compensation payable    by the Income Fund     to
Mr. Hill    and Mr. Jackson     as of September 30,
       1996 was $4,236 and $952, respectively.  The total amount
of deferred compensation payable by the Putnam funds
    to Mr. Hill as of December 31, 1995 was $51,141.  Information
on deferred compensation includes     income earned
    on such amounts.
   (6)
    Elected    as     a Trustee in May 1996.
   (7)      Includes additional compensation for service as Vice
Chairman of the Putnam funds.
   Under a     Retirement    Plan     for Trustees of the Putnam
funds   (the "Plan"), each     Trustee who retires    with at
least five years of service as a Trustee of the funds is entitled
to receive an annual retirement benefit     equal to one-half of
the    average annual compensation paid to such Trustee for the
last three years of service prior to retirement.  This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such
Trustee's years of service.  A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see
"Management" in Part II of this SAI.

Share ownership

At December 31,    1996    , the officers and Trustees of each
fund as a group owned less than 1% of the outstanding shares of each fund or, in the case of the Income and Opportunities Fund, any class of each fund, and, except as noted below, to the
knowledge of    each fund     no person owned of record or
beneficially 5% or more of the shares of    such     fund
or any class of    such fund    .

         Shareholder name      Percentage
       Classand address           owned
       ---------------------------------

Income Fund
-----------
         A       Merrill Lynch, Pierce                 12.8%
                 Fenner & Smith*

         B       Merrill Lynch, Pierce                  7.3%
                 Fenner & Smith*

          M      NFSC FEBO                             22.0%
                 1 World Financial Center
                 200 Liberty St.
                 New York, NY 10281

         M       Siupeli Malamala                       6.4%
                         1000 Fulton Ave.
                    New York Jets
                 Hemstead,             NY    1150

         M       James E. Fishbaugh                     5.9%
                    46     College Green    Dr.
                 North             Chili, NY 14514

Opportunities Fund
------------------
         A       Merrill Lynch, Pierce                 10.5%
                 Fenner & Smith*

          B      Merrill Lynch, Pierce                  5.2%
                 Fenner & Smith*

         M          Donaldson Lufkin Jenrette          16.2%
                    P.O. Box 2050
                    Jersey City, NJ 07303

         M       Dorothea M. Salzarulo                 11.6%
                 73 Leland Ave.
                 Pleasantville, NY 10570

         M          Alazar Samari                      10.9%
                    12 Kristi Ln.
                    Woodbury,     NY    11797

         M          NFSC FEBO                          10.3%
                    1 World Financial Center
                 200 Liberty     St.
                    New York,     NY    10281

         M          May S. King                         9.0%
                    c/o Putnam Investments, Inc.
                    One Post Office Square
                 Boston, MA 02109

         M          Tammy Perrotta                      5.3%
                    3912 Greentree     Dr.
                    Oceanside,     NY    11572

   *     1         Liberty Plaza, 165 Broadway
                 New York, NY 10006

Distribution fees

During fiscal    1996    , the Income and Opportunities Funds
paid the following 12b-1 fees to Putnam Mutual Funds:

      Class A            Class B       Class M
      -------            -------       -------

Income Fund            $3,811,503    $1,856,649     $4,805
Opportunities Fund       $346,958      $286,629     $5,104

Class A sales charges and contingent deferred sales charges

Putnam Mutual Funds received sales charges with respect to class
A shares in the following amounts during the periods indicated:

              Sales charges
           retained by Putnam     Contingent
       Total  Mutual Funds         deferred
     front-end    after              sales
   sales chargesdealer concessions charges
   ------------------------------- --------

Income Fund

Fiscal year
-----------
      1996       $2,020,832      $136,250           $703
   1995          $2,445,543      $165,649             $3,864
   1994          $3,975,808      $264,944                 $0

Opportunities Fund

Fiscal year
-----------
      1996        $728,943         $68,869          $0
   1995           $697,703         $43,188         $31,327
   1994         $1,307,355         $81,736              $0


There are no sales charges for the Money Market Fund because the Money Market Fund's shares are distributed directly by the Money
Market Fund through Putnam Mutual Funds, which acts as principal underwriter for the Money Market Fund.

Class B contingent deferred sales charges

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

                                        Contingent deferred
                                           sales charges
                                        -------------------

Income Fund

Fiscal year
-----------
      1996                             $558,363
   1995                                    $567,167
   1994                                    $541,067

Opportunities Fund

Fiscal year
-----------
      1996                             $106,581
   1995                                     $57,939
   1994                                      $3,159

Class M sales charges

Putnam Mutual Funds received sales charges with respect to class
M shares in the following amounts during the    periods
indicated    :

                                             Sales charges
                                        retained by Putnam
                                              Mutual Funds
                        Total                       after
                    sales charges       dealer concessions
                    -------------       ------------------

Income Fund
     1996              $9,955                      $640
  1995                 $7,258                  $    687

Opportunities Fund
     1996                  $0                    $1,816
  1995                 $4,222                      $393

Investor servicing and custody fees and expenses

During the    1996     fiscal year, each fund incurred the
following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Income Fund                $1,734,733
Opportunities Fund           $245,502
Money Market Fund             $86,235


INVESTMENT PERFORMANCE
Standard performance measures

Income Fund
(for periods ended November 30,    1996)



                         Class A      Class B      Class M
   Inception date:       9/2/83       1/4/93       4/10/95

Annualized
total return

1 year                   -0.10%       -0.63%        1.21%
5 years                   6.07%         ---          ---
10 years                  6.85%         ---          ---
Life of class              ---         4.55%      3.98%

Yield

30-day         Yield       4.50%       3.98%      4.27%

Tax-equivalent         yield*           8.38%
7.41%                   7.95%

Opportunities Fund
(for periods ended September 30,    1996)

                  Class A        Class B    Class    M
Inception date:   11/7/90        2/1/94        2/10/95

   Annualized
total     return

   1 year          1.41%          0.78%          2.65%
5 years          5.99%             ---            ---
   10 years         ---            ---        ---
Life of class       6.63%         3.40%    5.95%

Yield

30-day    yield    4.62%          4.22%        4.41%

Tax-equivalent
 yield*             8.60%         7.85%    8.21%

Money Market Fund
(for    period     ended November 30,    1996)
Inception date:  10/26/87

Yield

7-day tax-exempt
yield            2.85%

Tax-exempt
effective yield   2.73%

Tax-equivalent
yield*        5.08%

       * Assumes the maximum combined    46.27%     federal,
state and city tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Data represent past performance and are not indicative of future
results.  Total return and yield         for class A and class M
shares for the Income and Opportunities Funds reflect the
deduction of the maximum sales charge of 4.75% and 3.25%,
respectively.  Total return at CDSC for class B shares for the
Income and Opportunities Funds reflect the deduction of the
applicable contingent deferred sales charge    ("CDSC")    .  The
maximum class B CDSC is 5.0%.  See "Standard performance
measures" in Part II of this SAI for information on how
performance is calculated.  Past performance is no guarantee of future results.

Qualification and Registration Fees (the Money Market Fund Only)

The Money Market Fund pays all fees for its qualification or registration as an issuer or broker-dealer or for registration of its shares in states in connection with such qualifications or registrations.

AMORTIZED COST VALUATION AND DAILY DIVIDENDS (THE MONEY MARKET
FUND ONLY)

The valuation of the Money Market Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Money Market Fund would receive if the instruments were sold. Consequently, in the absence of circumstances described below, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of net asset value of the Money Market Fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less from the time of investment and invest in securities determined to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Money Market Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming of shares in kind; or establishing a net asset value per share by using readily available market quotations.

Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder's account on the tenth day of the next month (or, if that day is not a business day, on the next business day). It is expected that the Money Market Fund's net income will be positive each time it is determined. However, if because an unexpected liability must be accrued or a loss realized or for any other reason the net income of the Money Market Fund determined at any time is a negative amount, each shareholder's pro rata share of such negative amount will constitute a liability of the shareholder to the Money
Market Fund. Any such liability will be paid at such times and in such manner as the Trustees may determine by reducing the amount of such shareholder's accrued dividend account, by reducing the number of shares in a shareholder's account, or otherwise.


EQUIVALENT YIELDS:  TAX-EXEMPT VERSUS TAXABLE SECURITIES

The tables below show the effect of the tax status of New York tax-exempt securities on the effective yield received by
their individual holders, in the case of table 1, under the
federal income tax and New York State personal income tax
laws currently in effect for    1997     and, in the case of
table 2, under the federal, New York State and New York
City personal income tax laws currently in effect for
   1997    .  The tables give the approximate yield a taxable
security must earn at various income levels to produce after-tax yields equivalent to those of New York tax-exempt
securities yielding from    2.0%     to 8.0%.

TABLE 1

-----------------------------------------------------------------
--------------------------------------------
                                              1997     Combined
                 Taxable Income*              New York State
 New York Tax-Exempt Security Yield of
         ------------------------------         and Federal
----------------------------------------------
         Single                  Joint          Tax Rate**
   2.0%      4.0%          6.0%        8.0%
       ----------------------------------------------------------
---------------------------------------------------

    Equivalent taxable yield if double tax-exempt


       $0 -    8,000               $0 -    16,000
     18.40%     2.45%     4.90%               7.35%
9.80%
            8,001 - 11,000     16,001 - 22,000
   18.83%     2.45%     4.93%     7.39%     9.86%
    11,001 -    13,000                        22,001 - 26,000
     19.45%     2.48%     4.97%     7.45%     9.93%
    13,001 - 24,000         26,001 - 40,100        20.02%
2.50%     5.00%     7.50%    10.00%
    20,001 - 24,650         40,001 - 41,200        20.82%
2.53%     5.05%     7.58%    10.10%
    24,651 - 59,750         41,201 - 99,600        32.93%
2.98%     5.96%     8.95%    11.93%
    59,751 - 124,650***     99,601 - 151,750***    35.73%
3.11%     6.22%     9.34%    12.45%
   124,651 - 271,050***    151,751 - 271,050***    40.38%
3.35%     6.71%    10.06%    13.42%
      over - 271,050***        over - 271,050***   43.74%
3.55      7.11%    10.66%    14.22%



TABLE 2

-----------------------------------------------------------------
--------------------------------------------
                                              1997     Combined
                                              New York State,
                 Taxable Income*               New York City
 New York Tax-Exempt Security Yield of
         ------------------------------         and Federal
----------------------------------------------
         Single                  Joint          Tax Rate**
   2.0%      4.0%          6.0%        8.0%
       ----------------------------------------------------------
---------------------------------------------------

    Equivalent taxable yield if triple tax-exempt

          $0 -  8,000           $0 - 16,000        21.02%
2.53%     5.06%     7.60%    10.13%
    8,001        - 11,000   16,001 -    21,600
21.44%     2.55%     5.09%     7.64%    10.18%
    11,001 - 12,000            --------            22.08%
2.57%     5.13%     7.70%    10.27%
       --------             21,601 - 22,000        22.02%
2.56%     5.13%     7.69%    10.26%
    12,001 - 13,000         22,001 - 26,000        22.66%
2.59%     5.17%     7.75%    10.34%
    13,001 - 20,000         26,001 - 40,000        23.21%
2.60%     5.21%     7.81%    10.42%
    20,001 - 24,650         40,001 - 41,200        24.02%
2.63%     5.26%     7.90%    10.53%
    24,651 - 25,000         41,201 - 45,000        35.64%
3.11%     6.22%     9.32%    12.43%
    25,001 -      50,000                      45,001 - 90,000
     35.68%     3.11%     6.22%     9.33%    12.44%
    50,001 - 59,750         90,001 - 99,600        35.72%
3.11%     6.22%     9.33%    12.45%
    59,751 -124,650 ***     99,601 - 151,750***    38.40%
3.25%     6.49%     9.74%    12.99%
   124,651 - 271,050***    151,751 - 271,050***    42.86%
3.50%     7.00%    10.50%    14.00%
      over - 271,050***        over - 271,050***   46.08%
3.71%     7.42%    11.13%    14.84%

* This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code"). It is assumed that the definition of taxable income in the Code is the same as under the New York State and City Personal
    Income Tax law. However, New York State and City taxable income may differ due to differences in exemptions, itemized deductions, and other items.

**  For federal tax purposes, these combined rates reflect the marginal rates on taxable income currently in effect for
       1997    .  These rates include the effect of deducting
    state and, for the second table, state and city taxes on
    your    federal     return.  For New York purposes, these
    combined rates reflect the expected New York State and New
    York City income tax rates    for 1997    .

*** The amount of taxable income in this bracket may be affected by the phase-out of personal exemptions and the limitation on itemized deductions, based upon adjusted gross income, under the Code. A supplemental New York State tax is also phased in for New York adjusted gross income between $100,000 and $150,000 and fully eliminates the benefit of the lower marginal brackets for taxpayers with New York adjusted gross income of $150,000 or more. This adjustment is not reflected in the tables above.

Of course, there is no assurance that the funds will achieve any specific tax-exempt yield. While it is expected that the funds will invest principally in obligations which pay interest exempt from federal income tax and New York State and City personal income taxes, other income received by the funds may be taxable.
The tables do not take into account any state or local taxes payable on fund distributions except for New York State and for table 2, New York City personal income taxes.

ADDITIONAL OFFICERS

In addition to the persons listed as    fund     officers in Part
II of this SAI, each of the following persons is also a Vice
President of the    each fund and certain of the other Putnam
funds, the total number of which is noted parenthetically    .
Officers of Putnam Management hold the same offices in Putnam
Management's parent company, Putnam Investments, Inc.

The    Income Fund

Gary N. Coburn.    (Age 50) (58 funds),     Senior Managing
Director of Putnam Management.

   Jerome J. Jacobs.  (Age 38) (26 funds), Managing Director of
Putnam Management.  Prior to October, 1996, Mr. Jacobs was
Principal at The Vanguard Group.

   William J. Curtin.  (Age 37) (58 funds),     Managing Director
of Putnam Management.     Prior to August, 1996, Mr. Curtin was
Managing Director of Lehman Brothers.

Howard K. Manning. (Age 43) (5 funds),             Senior Vice
President of Putnam Management.

The Opportunities Fund

Gary N. Coburn.    (Age 50) (58 funds),     Senior Managing
Director of Putnam Management.

   Jerome J. Jacobs.  (Age 38) (26 funds),     Managing Director
of Putnam Management.     Prior to October, 1996, Mr. Jacobs was
Principal at The Vanguard Group.

William J. Curtin.  (Age 37) (58 funds), Managing Director of
Putnam Management.  Prior to August, 1996, Mr. Curtin was
Managing Director of Lehman Brothers.

Howard K. Manning.  (Age 43) (5 funds),             Senior Vice
President of Putnam Management.

The Money Market Fund

Gary N. Coburn.     (Age 50) (58 funds),     Senior Managing
Director of Putnam Management.  Director, Putnam Investments,
Inc.

   William J. Curtin.  (Age 37) (58 funds),     Managing Director
of Putnam Management.     Prior to August, 1996, Mr. Curtin was
Managing Director of Lehman Brothers.

William F. McGue.     (Age 46) (4 funds),     Managing Director
of Putnam Management.

Lindsey C. Strong.     (Age 35) (5 funds),     Vice President of
Putnam Management.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The    Income Fund     and the Money Market Fund

Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA
02109 are the    Incoem Fund     and Money Market Fund's
independent accountants, providing audit services, tax return review and other tax consulting services and assistance and
consultation in connection with the review of various Securities and Exchange Commission filings.  The Report of Independent
Accountants, financial highlights and financial statements
included in each fund's Annual Report for the fiscal year ended
November 30,    1996    , filed electronically on January    30,
1997     for the Income Fund (File No. 811-3741), and January
   29, 1997     for the Money Market Fund (File No. 811-5335),
are incorporated by reference into this SAI.  The financial
highlights included in the prospectus and incorporated by
reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so
included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.

The Opportunities Fund

Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110 are
the fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various
Securities and Exchange Commission filings.  The Report of
Independent Accountants, financial highlights and financial
statements included in the fund's Annual Report for the fiscal
year ended September 30,    1996    , filed electronically on
   December 5, 1996     (File No. 811-6176), are incorporated by
reference into this SAI.  The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the
prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.


                             TABLE OF CONTENTS

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-29

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-34

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .II-44

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-45

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . . . . . .II-57

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-58

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . . . . . .II-64

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . .II-64

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . .II-64

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . . . . . .II-65

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . . . . . .II-66

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-71

                             THE PUTNAM FUNDS
                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                  PART II

The following information applies generally to your fund and to the other Putnam funds. In certain cases the discussion applies to some but not all of the funds or their shareholders, and you should refer to your prospectus to determine whether the matter is applicable to you or your fund. You will also be referred to
Part I for certain information applicable to your particular fund. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENT PRACTICES

Your fund's prospectus states which of the following investment practices are available to your fund. The fact that your fund is authorized to engage in a particular practice does not necessarily mean that it will actually do so. You should disregard any practice described below which is not mentioned in the prospectus.

Short-term Trading

In seeking the fund's objectives(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities
(commonly known as "junk bonds"), to the extent described in the prospectus. The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities.
In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus or Part I of this SAI for a description of security ratings.

Like those of other fixed-income securities, the values of
lower-rated securities fluctuate in response to changes in
interest rates.  A decrease in interest rates will generally result in an increase in the value of the fund's assets.
Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline.  The values of lower-
rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries.
Negative publicity or investor perceptions may also adversely
affect the values of lower-rated securities.   Changes by
recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities
generally will not affect income derived from these securities, but will affect the fund's net asset value.  The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, Putnam
Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment
objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by Putnam
Management and its affiliates, holds all or a major portion.
Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue
Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

If the fund's prospectus describes so-called "zero-coupon" bonds and "payment-in-kind" bonds as possible investments, the fund may invest without limit in such bonds unless otherwise specified in the prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments.
Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Investments in Miscellaneous Fixed-Income Securities

Unless otherwise specified in the prospectus or elsewhere in this SAI, if the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Private Placements

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest of principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and experience, and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's credit analysis, and that of the original lending institutions, of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests.
In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam
Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Mortgage Related Securities

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments") if the fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price.
Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Repurchase Agreements

The fund may enter into repurchase agreements up to the limit specified in the prospectus. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price.
Similarly, if the fund were to write a put option based on Putnam
Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration.
If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally.
In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing
Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing
Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Futures Contracts and Related Options

Subject to applicable law, and unless otherwise specified in the prospectus, the fund may invest without limit in the types of futures contracts and related options identified in the prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the
"CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions.
Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options.
Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options.  U.S.
Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S.
Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price
Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x
$150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Foreign Securities

Under its current policy, which may be changed without shareholder approval, the fund may invest up to the limit of its total assets specified in its prospectus in securities principally traded in markets outside the United States.
Eurodollar certificates of deposit are excluded for purposes of this limitation. Since foreign securities are normally denominated and traded in foreign currencies, the value of the fund's assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that the fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

In addition, unanticipated political or social developments may affect the value of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Transactions

Unless otherwise specified in the prospectus or Part I of this SAI, the fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S.
dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.
The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market
(and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time.
Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions" above.

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions.
Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit
("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Restricted Securities

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

TAXES

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months;

(c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(d) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending
October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts.
A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax.
Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal
Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Under the 30% of gross income test described above (see "Taxation of the fund"), the fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions
(including hedging transactions in options and futures) that in some circumstances could cause certain fund assets to be treated as held for less than three months.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated
"earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain.
A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the debt and equity securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes.
Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent.
Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct
TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect.
An individual's taxpayer identification number is his or her social security number.

MANAGEMENT

Trustees Name (Age)

*+George Putnam (70), Chairman and President.  Chairman and
Director of Putnam Management and Putnam Mutual Funds.  Director,
The Boston Company, Inc., Boston Safe Deposit and Trust Company,
Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan
Oil and Gas, Inc., General Mills, Inc., Houghton Mifflin Company,
Marsh & McLennan Companies, Inc. and Rockefeller Group, Inc.

+William F. Pounds (68), Vice Chairman.  Professor of Management,
Alfred P. Sloan School of Management, Massachusetts Institute of
Technology.  Director of  EG&G, Inc., IDEXX Laboratories, Inc.,
Perseptive Biosystems, Inc., Management Sciences for Health,
Inc., and Sun Company, Inc.

Jameson A. Baxter (53), Trustee. President, Baxter Associates,
Inc. (a management and financial consultant). Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc. and Banta
Corporation.  Chairman Emeritus of the Board of Trustees, Mount
Holyoke College.

+Hans H. Estin (68), Trustee.  Vice Chairman, North American
Management Corp. (a registered investment adviser). Director of The Boston Company, Inc. and Boston Safe Deposit and Trust
Company.

John A. Hill (54), Trustee.  Chairman and Managing Director,
First Reserve Corporation (a registered investment adviser).
Director, Maverick Tube Corporation, PetroCorp Incorporated,
Snyder Oil Corporation, Weatherford Enterra, Inc. (an oil field service company) and various First Reserve Funds.

Ronald J. Jackson (52), Trustee.  Former Chairman, President and
Chief Executive Officer of Fisher-Price, Inc., Director of Safety
1st, Inc.,  Trustee of Salem Hospital and the Peabody Essex
Museum.

Elizabeth T. Kennan (58), Trustee.  President Emeritus and
Professor, Mount Holyoke College.  Director, the Kentucky Home
Life Insurance Companies, NYNEX Corporation, Northeast Utilities and Talbots. Trustee of the University of Notre Dame.

*Lawrence J. Lasser (53), Trustee and Vice President.  President,
Chief Executive Officer and Director of Putnam Investments, Inc.
and Putnam Investment Management, Inc.  Director of Marsh &
McLennan Companies, Inc.

+Robert E. Patterson (51), Trustee.  Executive Vice President and
Director of Acquisitions, Cabot Partners Limited Partnership (a registered investment adviser).

*Donald S. Perkins (69), Trustee. Director of various corporations, including AON Corp., Cummins Engine Company, Inc.,
Current Assets L.L.C., Illinova and Illinois Power Company,
Inland Steel Industries, Inc., LaSalle Street Fund, Inc., Lucent
Technologies Inc., Springs Industries, Inc. (a textile manufacturer), and Time Warner Inc.

*#George Putnam III (45), Trustee.  President, New Generation
Research, Inc. (publisher of bankruptcy information) and New
Generation Advisers, Inc. (a registered investment adviser).

Eli Shapiro (80), Trustee.  Alfred P. Sloan Professor of
Management, Emeritus, Alfred P. Sloan School of Management,
Massachusetts Institute of Technology.  Former Trustee of the
Putnam funds (1984-1990).

*A.J.C. Smith (62), Trustee.  Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.  Director, Trident
Corp.

W. Nicholas Thorndike (63), Trustee. Director of various corporations and charitable organizations, including Courier
Corporation, Data General Corporation, Bradley Real Estate, Inc., and Providence Journal Co.

Officers Name (Age)

Charles E. Porter (58), Executive Vice President.  Managing
Director of Putnam Investments, Inc. and Putnam Management.

Patricia C. Flaherty (49), Senior Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam Management.

William N. Shiebler (54), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc.  President and
Director of Putnam Mutual Funds.

Gordon H. Silver (49), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc. and Putnam
Management.

John R. Verani (57), Vice President.  Senior Vice President of
Putnam Investments, Inc. and Putnam Management.

Paul M. O'Neil (43), Vice President.  Vice President of Putnam
Investments, Inc. and Putnam Management.

John D. Hughes (61), Senior Vice President and Treasurer.

Beverly Marcus (52), Clerk and Assistant Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

+Members of the Executive Committee of the Trustees.  The
Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

#George Putnam, III is the son of George Putnam.

                             -----------------

Certain other officers of Putnam Management are officers of the fund. See "Additional officers" in Part I of this SAI. The mailing address of each of the officers and Trustees is One Post
Office Square, Boston, Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to 1993, Mr. Jackson was Chairman of the Board, President and Chief Executive Officer of
Fisher-Price, Inc.  Prior to January, 1992, Ms. Baxter was Vice
President and Principal, Regency Group, Inc. and Consultant, The
First Boston Corporation.  Prior to May, 1991, Dr. Pounds was
Senior Advisor to the Rockefeller Family and Associates, Chairman of Rockefeller Trust Company and Director of Rockefeller Group,
Inc. During the past five years Dr. Shapiro has provided economic and financial consulting services to various clients.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with over $113 billion in assets in over 6.2 million shareholder accounts at June 30, 1996. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At
June 30, 1996, Putnam Management and its affiliates managed nearly $149 billion in assets, including over $17 billion in tax-exempt securities and over $66 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan
Companies, Inc., a publicly-owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment managers and management consultants.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh &
McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam
Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam
Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management
Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in either the prospectus or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam
Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses.
The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam
Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management
Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment
Company Act of 1940.

Personal Investments by Employees of Putnam Management

Employees of Putnam Management are permitted to engage in personal securities transactions, subject to requirements and restrictions set forth in Putnam Management's Code of Ethics.
The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the funds. Among other things, the Code of Ethics, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal
Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each.
There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements.
Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts.
Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam
Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam
Management and its affiliates receive these services even though
Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers.
In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services"
(as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam
Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam
Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.
Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Rules of Fair Practice of the National
Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam
Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Mutual Funds.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust
Company ("PFTC"), is the fund's investor servicing agent
(transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam
Investor Services has won the DALBAR Quality Tested Service Seal every year since the award's 1990 inception. Over 10,000 tests of 38 separate shareholder service components demonstrated that Putnam Investor Services tied for highest scores, with two other mutual fund companies, in all categories.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses
PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the
"Exchange") is open.  Currently, the Exchange is closed
Saturdays, Sundays and the following holidays: New Year's Day,
Presidents' Day, Good Friday, Memorial Day, the Fourth of July,
Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities.
Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange.
Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment
Company Act of 1940.

HOW TO BUY SHARES

General

The prospectus contains a general description of how investors may buy shares of the fund and states whether the fund offers more than one class of shares. This SAI contains additional information which may be of interest to investors.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges. For information about how to purchase class A or class
M shares of a Putnam fund at net asset value through an employer's defined contribution plan, please consult your employer. Certain purchases of class A shares and class M shares may be exempt from a sales charge or, in the case of class A shares, may be subject to a contingent deferred sales charge
("CDSC"). See "General--Sales without sales charges or contingent deferred sales charges," "Additional Information About
Class A and Class M shares," and "Contingent Deferred Sales
Charges--Class A shares."

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase.
The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares at the end of the month eight years after the purchase date. Class
B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class
B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans. See the prospectus that offers class Y shares for more information.
Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

The fund is currently making a continuous offering of its shares.
The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, (ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Mutual Funds.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Mutual Funds receives the proceeds from the draft
(normally the 20th of each month, or the next business day thereafter). Further information and application forms are available from investment dealers or from Putnam Mutual Funds.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the next day following the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form.
The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Mutual Funds. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam
Mutual Funds.

Sales without sales charges or contingent deferred sales charges.
The fund may sell shares without a sales charge or CDSC to:

     (i) current and retired Trustees of the fund; officers of the fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Mutual Funds, their parent corporations and certain corporate affiliates;
     family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

     (ii) employee benefit plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

     (iii) clients of administrators of tax-qualified employee benefit plans which have entered into agreements with Putnam Mutual Funds (not offered by tax-exempt funds);

     (iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Mutual
     Funds; employees of financial institutions having sales agreements with Putnam Mutual Funds or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their spouses and children under age 21 (Putnam Mutual
     Funds is regarded as the dealer of record for all such accounts);

     (v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

     (vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

     (vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial planners who have entered into agreements with Putnam Mutual Funds with respect to such accounts.

In addition, the fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies, and the CDSC will be waived on redemptions of shares arising out of death or post-purchase disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The fund may sell class M shares at net asset value to members of qualified groups. See
"Group purchases of class A and class M shares" below.

Payments to dealers. Putnam Mutual Funds may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers which satisfy certain criteria established from time to time by Putnam Mutual Funds relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Mutual
Funds will give dealers ten days' notice of any changes in the dealer discount. Putnam Mutual Funds retains the entire sales charge on any retail sales made by it.

Putnam Mutual Funds offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

     (i) an individual, or a "company" as defined in Section
     2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

     (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

     (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the
     "Code"));

     (iv) tax-exempt organizations qualifying under Section
     501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a
     "403(b) plan") of the Code; and

     (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Mutual Funds.

Cumulative quantity discount (right of accumulation). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

     (i) the investor's current purchase; and

     (ii) the maximum public offering price (at the close of business on the previous day) of:

             (a) all shares held by the investor in all of the Putnam funds (except money market funds); and

             (b) any shares of money market funds acquired by exchange from other Putnam funds; and

     (iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Mutual Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor
Services when making direct cash investments.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund
(excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention
(plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Mutual Funds in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Mutual
Funds or from investment dealers. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price
(4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Mutual Funds, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Mutual Funds or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class
A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge;
(iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months;
and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor
Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Mutual Funds or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Mutual Funds. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

Employee benefit plans; Individual account plans.  The term
"employee benefit plan" means any plan or arrangement, whether or not tax-qualified, which provides for the purchase of class A shares. The term "affiliated employer" means employers who are affiliated with each other within the meaning of Section
2(a)(3)(C) of the Investment Company Act of 1940.  The term
"individual account plan" means any employee benefit plan whereby
(i) class A shares are purchased through payroll deductions or otherwise by a fiduciary or other person for the account of participants who are employees (or their spouses) of an employer, or of affiliated employers, and (ii) a separate investing account is maintained in the name of such fiduciary or other person for the account of each participant in the plan.

The table of sales charges in the prospectus applies to sales to employee benefit plans, except that the fund may sell class A shares at net asset value to employee benefit plans, including individual account plans, of employers or of affiliated employers which have at least 750 employees to whom such plan is made available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services) by which contributions or account information for plan participation are transmitted to Putnam Investor Services by methods acceptable to Putnam Investor Services. The fund may also sell class A shares at net asset value to participant-directed qualified retirement plans with at least 200 eligible employees, or prior to December 1, 1995, a plan sponsored by an employer or by affiliated employers which have at least 750 employees and the fund may sell class M shares at net asset value to participant-directed qualified retirement plans with at least
50 eligible employees.

A participant-directed qualified retirement plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value based on the size of the purchase as described in the prospectus. These investments will also be included for purposes of the discount privileges and programs described above.

Additional information about participant-directed qualified retirement plans and individual account plans is available from investment dealers or from Putnam Mutual Funds.

Contingent Deferred Sales Charges

Class A shares.   Class A shares purchased at net asset value
after July 31, 1996 by a participant-directed qualified
retirement plan (including a plan with at least 200 eligible employees) that initially invested less than $20 million in
Putnam funds and other investments managed By Putnam Management or its affiliates and that redeems 90% of more of the amount initially within two years after its initial purchase are subject to a CDSC of 1.00%. Similarly, class A shares purchased at net asset value by any investor other than a participant-directed qualified retirement plan investing $1 million or more, including purchases pursuant to any Combined Purchase Privilege, Right of
Accumulation or Statement of Intention, are subject to a CDSC of
1.00% or 0.50%, respectively, if redeemed within the first or second year after purchase.  The class A CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed.  The CDSC does not apply to shares purchased by certain investors (including participant-directed qualified retirement plans with more than 200 eligible employees) investing $1 million or more that have made arrangements with Putnam Mutual Funds and whose dealer of record waived the commission described in the next paragraph.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases of such shares, including purchases pursuant to any Combined
Purchase Privilege, Right of Accumulation or Statement of
Intention, during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter. On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan with at least 200 eligible employees, or, prior to December 1, 1995, a plan sponsored by an employer with more than 750 employees), Putnam Mutual Funds pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter, except that commissions on sales prior to December 1, 1995 are based on cumulative purchases during the life of the account and are paid at the rate of 1.00% of the amount under $3 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual
Funds pays commissions on the initial investment and on subsequent net quarterly sales (gross sales minus gross redemptions during the quarter) at the rate of 0.15%. Money market fund shares are excluded from all commission calculations, except for determining the amount initially invested by a participant-directed qualified retirement plan. Commissions on sales at net asset value to such plans are subject to Putnam
Mutual Funds' right to reclaim such commissions if the shares are redeemed within two years.

Different CDSC and commission rates may apply to shares purchased before April 1, 1994.

All shares. Investors who set up an Automatic Cash Withdrawal
Plan ("ACWP") for a share account (see "Plans available to shareholders -- Automatic Cash Withdrawal Plan") may withdraw through the ACWP up to 12% of the net asset value of the account
(calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached.
The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an ACWP and recalculated thereafter on a pro rata basis at the time of each ACWP payment.
Therefore, shareholders who have chosen an ACWP based on a percentage of the net asset value of their account of up to 12% will be able to receive ACWP payments without incurring a CDSC.
However, shareholders who have chosen a specific dollar amount
(for example, $100 per month from a fund that pays income distributions monthly) for their periodic ACWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account.
For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments).
However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive
$94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This
ACWP privilege may be revised or terminated at any time.

No CDSC is imposed on shares of any class subject to a CDSC
("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges
(including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust). Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified
Trustees"), cast in person at a meeting called for that purpose.
All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.
A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

If plan payments are made to reimburse Putnam Mutual Funds for payments to dealers based on the average net asset value of fund shares attributable to shareholders for whom the dealers are designated as the dealer of record, "average net asset value" attributable to a shareholder account means the product of (i) the fund's average daily share balance of the account and (ii) the fund's average daily net asset value per share (or the average daily net asset value per share of the class, if applicable). For administrative reasons, Putnam Mutual Funds may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter.

Financial institutions receiving payments from Putnam Mutual
Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam
Investor Services.  Shareholders may call Putnam Investor
Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m.
and 7:00 p.m. Boston time for more information, including account balances.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services.
Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam
Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Mutual Funds.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How to sell shares" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam
Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Mutual Funds, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities.
Institutions seeking further information about this service should contact Putnam Mutual Funds, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact
Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining
Investing Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest
(within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the Exchange Privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption.
Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Mutual Funds receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Mutual
Funds the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser.
Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor
Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam
Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days.
During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam
Investor Services by telephone to exercise the Telephone Exchange
Privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam
Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange
Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Mutual Funds or investment dealers having sales contracts with Putnam Mutual Funds. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.
Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The Exchange
Privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Mutual Funds or Putnam Investor Services may modify or cease offering these plans at any time.

Automatic cash withdrawal plan ("ACWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open an ACWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value
(except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment.
Payment will be made to any person the investor designates;
however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.
The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Mutual Funds or Putnam Investor
Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.)
Investors may purchase shares of the fund through the following
Tax Qualified Retirement Plans, available to qualified individuals or organizations:

     Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and

     Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam
Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Mutual Funds. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined
Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of
Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Mutual Funds. Shares of the fund may also be used in simplified employee pension (SEP) plans.
For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Mutual Funds.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security
Act of 1974, or otherwise, is recommended.

SIGNATURE GUARANTEES

Redemption requests for shares having a net asset value of $100,000 or more must be signed by the registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust
Company's signature guarantee procedures. A copy of such procedures is available upon request. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you must provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
Contact Putnam Investor Services for details.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York
Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period
(the "base period").  Yield is based on the amount determined by
(i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks).
Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past ten fiscal years (or for the life of the fund, if shorter) is reflected in the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return during the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods.  Three agencies whose reports are commonly used for such comparisons are set forth below.  From time to time, the fund may distribute these comparisons to its shareholders or to potential
investors.   The agencies listed below measure performance based
on their own criteria rather than on the standardized performance measures described in the preceding section.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups:
     highest, above average, neutral, below average and lowest.
     They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/Wiesenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial
World, Forbes, Fortune, Investor's Business Daily, Kiplinger's
Personal Finance Magazine, Money, U.S. News and World Report and
The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance.
The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs.
Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

     The Consumer Price Index, prepared by the U.S. Bureau of
     Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

     The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

     The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance.

     CS First Boston High Yield Index is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

     The Lehman Brothers Aggregate Bond Index is an index composed of securities from The Lehman Brothers
     Government/Corporate Bond Index, The Lehman Brothers
     Mortgage-Backed Securities Index and The Lehman Brothers
     Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.
     The Lehman Brothers Asset-Backed Securities Index is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet
     (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

     The Lehman Brothers Corporate Bond Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

     The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S.
     dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     The Lehman Brothers Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

     The Lehman Brothers Long-Term Treasury Bond Index is an index of publicly issued U.S. Treasury obligations
     (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

     The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage
     Association, Federal Home Loan Mortgage Corporation, and
     Federal National Mortgage Association.

     The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

     The Lehman Brothers Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S.
     dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

     The Morgan Stanley Capital International World Index is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

     The Morgan Stanley Capital International EAFE Index is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

     The Morgan Stanley Capital International Europe Index is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

     The Morgan Stanley Capital International Pacific Index is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong,
     Singapore/Malaysia.  All values are expressed in U.S.
     dollars.

     The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

     The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S.
     equity market.

     The Salomon Brothers Long-Term High-Grade Corporate Bond
     Index is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

     The Salomon Brothers Long-Term Treasury Index is an index of U.S. government securities with maturities greater than 10 years.

     The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium Canada,
     Denmark, France, Germany, Italy, Japan, Netherlands,
     Spain, Sweden, United Kingdom and the United States.
     Country eligibility is determined by market capitalization and investability criteria.

     The Salomon Brothers World Government Bond Index (non
     $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

     Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

     Standard & Poor's 40 Utilities Index is an index of 40 utility stocks.

     Standard & Poor's/Barra Value Index is an index constructed by ranking the securities in the Standard &
     Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500
     Composite Stock Price Index.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

DEFINITIONS

"Putnam Management"         --  Putnam Investment Management,
                                Inc., the fund's investment
                                manager.

"Putnam Mutual Funds"       --  Putnam Mutual Funds Corp., the
                                fund's principal underwriter.

"Putnam Fiduciary Trust     --  Putnam Fiduciary Trust Company,
 Company"                       the fund's custodian.

"Putnam Investor Services"  --  Putnam Investor Services, a
                                division of Putnam Fiduciary
                                Trust Company, the fund's
                                investor servicing agent.


                  PUTNAM NEW YORK TAX EXEMPT INCOME TRUST
               PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
               PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

                                 FORM N-1A
                                  PART C

                             OTHER INFORMATION

Item 24. Financial Statements and Exhibits

    (a)  Index to Financial Statements and Supporting
         Schedules:

         (1)               Financial Statements for Putnam    New
York Tax
                           Exempt Income Fund

        and Putnam
New York
                           Tax
Exempt Money Market Fund:

             Statement of assets and liabilities -- November
             30,    1996     (a).
                      Statement of operations -- year ended
November
                      30,    1996     (a).
                      Statement of changes in net assets -- years
                      ended November 30,    1996     and November
30,
                         1996     (a).
                      Financial highlights (a)(b).
             Notes to financial statements (a).

             Financial Statements for Putnam New York Tax
             Exempt Opportunities Fund:

                 Statement of assets and liabilities --September
                 30,    1996     (a).
                 Statement of operations -- year ended September
                 30,    1996     (a).
                 Statement of changes in net assets -- years
                 ended September 30,    1996     and September
                 30,    1995     (a).
                 Financial highlights (a)(b).
                 Notes to financial statements (a).

         (2) Supporting Schedules:

                           Schedule I -- Portfolio of investments
owned
                           for Putnam New York Tax Exempt Income
                           Fund        and Putnam New York Tax
Exempt
                           Money Market Fund --November 30,
   1996
                                                      (a).

             Schedule I -- Portfolio of investments owned
             for Putnam New York Tax Exempt Opportunities
             Fund -- September 30,    1996     (a).

             Schedules II through IX omitted because the required matter is not present.

-------------------

             (a) Incorporated by reference into Parts A and
                 B.
             (b) Included in Part A.

    (b)  Exhibits:

         1a. Agreement and Declaration of Trust, as
             amended and restated May 6, 1994 for Putnam
             New York Tax Exempt Income    Fund -- Exhibit
             1.
         1b. Agreement and Declaration of Trust, as
             amended through March 20, 1991 for Putnam New
             York Tax Exempt Opportunities Fund --
             Incorporated by reference to the Registrant's
             Post-Effective Amendment No. 1 to the
             Registrant's Registration Statement.
         1c. Agreement and Declaration of Trust, as
             amended and restated July 13, 1992, for
             Putnam New York Tax Exempt Money Market Fund
             -- Incorporated by reference to Post-
             Effective Amendment No. 6 to the Registrant's
             Registration Statement.
         2a. By-Laws, as amended through April 8, 1994 for
             Putnam New York Tax Exempt Income    Fund --
             Exhibit 2.
         2b. By-Laws, as amended through February 1, 1994
             for Putnam New York Tax Exempt Opportunities
             Fund -- Incorporated by reference to Post-
             Effective Amendment No. 5 to the Registrant's
             Registration Statement.
         2c. By-Laws, as amended through    January 20,
             1996 for     Putnam New York Tax Exempt Money
             Market Fund -- Incorporated by reference to
             Post-Effective Amendment No. 9 to the
             Registrant's Registration Statement.
         3.  Not applicable.
         4a. Class A Specimen share certificate for Putnam
             New York Tax Exempt Income Fund --
             Incorporated by reference to Post-Effective
             Amendment No. 16 to the Registrant's
             Registration Statement.
         4b. Class B Specimen share certificate for Putnam
             New York Tax Exempt Income Fund --
             Incorporated by reference to Post-Effective
             Amendment No. 16 to the Registrant's
             Registration Statement.
         4c. Class M Specimen share certificate for Putnam
             New York Tax Exempt Income Fund --
             Incorporated by reference to Post-Effective
             Amendment No. 16 to the Registrant's
             Registration Statement.
         4d. Class A Specimen share certificate for Putnam
             New York Intermediate Tax Exempt Fund --
             Incorporated by reference to Post-Effective
             Amendment No. 16 to the Registrant's
             Registration Statement.
         4e       .     Class A Specimen share certificate for
                        Putnam New York Tax Exempt Opportunities
Fund -
                        Incorporated by reference to
Post-Effective Amendment
                        No. 4 to the Registrant's Registration
Statement.
            4f    .     Class B Specimen share certificate for
                        Putnam New York Tax Exempt Opportunities
Fund --
                        Incorporated by reference to
Post-Effective
                        Amendment No. 4 to the Registrant's
Registration
                        Statement.
            4g
 .   Class M Specimen share certificate for Putnam New York
    Tax Exempt Opportunities Fund --Incorporated by
    reference to Post-Effective Amendment No. 5 to the
    Registrant's Registration Statement.
            4h    .     Portions of Agreement and Declaration of
                        Trust relating to Shareholders' Rights
for Putnam
                        New York Tax Exempt Income    Fund
--Exhibit 3.
            4i    .     Portions of Agreement and Declaration of
                        Trust Relating to Shareholders' Rights
for Putnam
                        New York Tax Exempt Opportunities Fund
--
                        Incorporated by reference to
Post-Effective
                        Amendment No. 4 to the Registrant's
Registration
                        Statement.
            4j    .     Portions of Agreement and Declaration of
                        Trust Relating to Shareholders' Rights
for  Putnam
                        New York Tax Exempt Money Market Fund --
                        Incorporated by reference to
Post-Effective
                        Amendment No. 8 to the Registrant's
Registration
                        Statement.
            4k    .     Portions of By-Laws Relating to
                        Shareholders' Rights for Putnam New York
Tax Exempt
                        Income    Fund -- Exhibit 4.
            4l    .     Portions of By-Laws Relating to
                        Shareholders' Rights for Putnam New York
Tax Exempt
                        Opportunities Fund -- Incorporated by
reference to
                        Post-Effective Amendment No. 5 to the
Registrant's
                        Registration Statement.
            4m    .     Portions of By-Laws Relating to
                        Shareholders' Rights for Putnam New York
Tax Exempt
                        Money Market Fund -- Incorporated by
reference to
                        Post-Effective Amendment No. 9 to the
Registrant's
                        Registration Statement.
         5a. Management Contract dated July 11, 1991 for
             Putnam New York Tax Exempt Income Fund --
             Incorporated by reference to Post-Effective
             Amendment No. 12 to the Registrant's
             Registration Statement.
         5b. Management Contract dated    January 20,
             1997     for Putnam New York    Tax Exempt
             Income Fund --Exhibit 5.
         5c. Management Contract dated March 5, 1992, as
             amended January    5    , 1995 for Putnam New
             York Tax Exempt Opportunities         Fund --
             Incorporated by reference to Post-Effective
             Amendment No. 6 to the Registrant's
             Registration Statement.
            5d
 .   Management Contract dated January 20, 1997 for Putnam
    New York Tax Exempt Money Market Fund -- Exhibit 6.
         6a. Distributor's Contract dated May 6, 1994 for
             Putnam New York Tax Exempt Income    Fund
             --Incorporated by reference to Post-Effective
             Amendment No. 16 to the Registrant's
             Registration Statement.
         6b. Distributor's Contract dated May 6, 1994
                     Putnam New York Tax Exempt
             Opportunities Fund -- Incorporated by
             reference to Post-Effective Amendment No. 5
             to the Registrant's Registration Statement.
         6c. Distributor's Contract dated May 6, 1994 for
             Putnam New York Tax Exempt Money Market Fund
             -- Incorporated by reference to Post-
             Effective Amendment No. 9 to the Registrant's
             Registration Statement.
         6d. Form of Specimen Dealer Sales Contract for
             Putnam New York Tax Exempt Income    Fund
             --Incorporated by reference to Post-Effective
             Amendment No. 16 to the Registrant's
             Registration Statement.
         6e. Form of Specimen Dealer Sales Contract for
             Putnam New York Tax Exempt Opportunities Fund
             -- Incorporated by reference to Post-
             Effective Amendment No. 5 to the Registrant's
             Registration Statement.
         6f. Form of Specimen Dealer Sales Contract for
             Putnam New York Tax Exempt Money Market Fund
             -- Incorporated by reference to Post-
             Effective Amendment No. 9 to the Registrant's
             Registration Statement.
         6g. Form of Specimen Financial Institution Sales
             Contract for Putnam New York Tax Exempt
             Income    Fund     -- Incorporated by
             reference to Post-Effective Amendment No. 16
             to the Registrant's Registration Statement.
         6h. Form of Specimen Financial Institution Sales
             Contract for Putnam New York Tax Exempt
             Opportunities Fund -- Incorporated by
             reference to Post-Effective Amendment No. 5
             to the Registrant's Registration Statement.
         6i. Form of Specimen Financial Institution Sales
             Contract for Putnam New York Tax Exempt Money
             Market Fund -- Incorporated by reference to
             Post-Effective Amendment No. 9 to the
             Registrant's Registration Statement.
         7.  Not applicable.
         8a. Custodian Agreement with Putnam Fiduciary
             Trust Company dated May 3, 1991, as amended
             July 13, 1992 for Putnam New York Tax Exempt
             Income    Fund     -- Incorporated by
             reference to Post-Effective Amendment No. 16
             to the Registrant's Registration Statement.
         8b. Custodian Agreement with Putnam Fiduciary
             Trust Company dated May 3, 1991, as amended
             July 13, 1992 for Putnam New York Tax Exempt
             Opportunities Fund -- Incorporated by
             reference to Post-Effective Amendment No. 4
             to the Registrant's Registration Statement.
         8c. Custodian Agreement with Putnam Fiduciary
             Trust Company dated May 3, 1991, as amended
             July 13, 1992 for Putnam New York Tax Exempt
             Money Market Fund -- Incorporated by
             reference to Post-Effective Amendment No. 8
             to the Registrant's Registration Statement.
         9a. Investor Servicing Agreement dated June 3,
             1991 for Putnam New York Tax Exempt Income
             Trust -- Incorporated by reference to Post-
             Effective Amendment No. 16 to the
             Registrant's Registration Statement.
         9b. Investor Servicing Agreement with Putnam
             Fiduciary Trust Company dated June 3, 1991
             for Putnam New York Tax Exempt Opportunities
             Fund -- Incorporated by reference to Post-
             Effective Amendment No. 2 to the Registrant's
             Registration Statement.
         9c. Investor Servicing Agreement with Putnam
             Fiduciary Trust Company dated June 3, 1991
             for Putnam New York Tax Exempt Money Market
             Fund -- Incorporated by reference to Post-
             Effective Amendment No. 5 to the Registrant's
             Registration Statement.
         10a.      Opinion of Ropes & Gray, including consent
                   for Putnam New York Tax Exempt Income
                      Fund     --Exhibit    7    .
         10b.      Opinion of Ropes & Gray, including consent
                   for Putnam New York Tax Exempt Opportunties
                   Fund -- Incorporated by reference to the
                   Registrant'                   s Pre-Effective
Amendment No. 1 to
                                                 the Registrant's
Registration Statement.
         10c.      Opinion of Ropes & Gray, including consent
                   for Putnam New York Tax Exempt Money Market
                   Fund -- Exhibit    8    .
         11. Not applicable.
         12. Not applicable.
         13a.      Investment Letter from Putnam Investment
                   Management, Inc. with respect to the Class A
                   shares of Putnam New York Tax Exempt Income
                   Fund -- Incorporated by reference to the
                   Registrant's Pre-Effective Amendment No. 1 to
                   the Registrant's Registration Statement.
         13b.      Investment Letter from Putnam Investment
                   Management, Inc. with respect to the Class B
                   shares of Putnam New York Tax Exempt Income
                   Fund -- Incorporated by reference to Post-
                   Effective Amendment No. 13 to the
                   Registrant's Registration Statement.
         13c.      Investment Letter from Putnam Investment
                   Management, Inc. with respect to the Class A
                   shares of Putnam New York Intermediate Tax
                   Exempt Fund -- Incorporated by reference to
                   Post-Effective Amendment No. 16 to the
                   Registrant's Registration Statement.
         13d.      Investment Letter from Putnam Investment
                   Management, Inc. with respect to the Class B
                   shares of Putnam New York Intermediate Tax
                   Exempt Fund -- Incorporated by reference to
                   Post-Effective Amendment No. 16 to the
                   Registrant's Registration Statement.
         13e.           Investment Letter from Putnam
Investments,
                        Inc. with respect to Putnam New York Tax
                        Exempt Opportunities Fund for Class A
shares
                        -- Incorporated by reference to the
                        Registrant's Pre-Effective Amendment No.
1 to
                        the Registrant's Registration Statement.
         13f.      Investment Letter from Putnam Investments,
                   Inc. with respect to the Registrant for Class
                   B shares for Putnam New York Tax Exempt
                   Opportunities Fund -- Incorporated by
                   reference to the Post-Effective Amendment No.
                   4 to the Registrant's Registration Statement.
         13g.      Investment Letter from Putnam Investment
                   Management, Inc. with respect to Putnam New
                   York Tax Exempt Money Market Fund --
                   Incorporated by reference to the Registrant's
                   Initial Registration Statement.
         14. Not applicable.
         15a.      Class A Distribution Plan dated April 8, 1994
                   for Putnam New York Tax Exempt Income Fund --
                   Incorporated by reference to Post-Effective
                   Amendment No. 16 to the Registrant's
                   Registration Statement.
         15b.      Class B Distribution Plan dated April 8, 1994
                   for Putnam New York Tax Exempt Income Fund --
                   Incorporated by reference to Post-Effective
                   Amendment No. 16 to the Registrant's
                   Registration Statement.
         15c.      Class M Distribution Plan for Putnam New York
                   Tax Exempt Income Fund -- Incorporated by
                   reference to Post-Effective Amendment No. 16
                   to the Registrant's Registration Statement.
         15d       .    Class A Distribution Plan and Agreement
                        dated February 1, 1994 for Putnam New
York Tax
                        Exempt Opportunities Fund -- Incorporated
by
                        reference to Post-Effective Amendment No.
4 to the
                        Registrant's Registration Statement.
            15e    .Class B Distribution Plan and Agreement
         dated
             February 1, 1994 for Putnam New York Tax
             Exempt Opportunities Fund -- Incorporated by
             reference to Post-Effective Amendment No. 4
             to the Registrant's Registration Statement.
            15f
 .   Class M Distribution Plan and Agreement and Putnam New
    York Tax Exempt Opportunities Fund - Incorporated by
    reference to Post-Effective Amendment No. 5 to the
    Registrant's Registration Statement.
            15g    .    Distribution Plan, as adopted September
                        11,
             1987, and as amended January 1, 1990, for
             Putnam New York Tax Exempt Money Market Fund
             -- Incorporated by reference to Post-
             Effective Amendment No. 3 to the Registrant's
             Registration Statement.
            15h    .    Form of Specimen Dealer Service
                        Agreement for
             Putnam New York Tax Exempt Income    Fund
             --Incorporated by reference to Post-Effective
             Amendment No. 16 to the Registrant's
             Registration Statement.
            15i    .              Form of Specimen Dealer Service
                                  Agreement for
             Putnam New York Tax Exempt Opportunities Fund
             -- Incorporated by reference to Post-
             Effective Amendment No. 5 to the Registrant's
             Registration Statement.
            15j    .    Form of Specimen Dealer Service
                        Agreement for
             Putnam New York Tax Exempt Money Market Fund
             -- Incorporated by reference to Post-
             Effective Amendment No. 5 to the Registrant's
             Registration Statement.
            15k    .    Form of Specimen Financial Institution
             Service Agreement for Putnam New York Tax
             Exempt Income    Fund     -- Incorporated by
             reference to Post-Effective Amendment No. 16
             to the Registrant's Registration Statement.
            15l    .    Form of Specimen Financial Institution
             Service Agreement for Putnam New York Tax
             Exempt Opportunities Fund -- Incorporated by
             reference to Post-Effective Amendment No. 3
             to the Registrant's Registration Statement.
            15m
 .   Form of Specimen Financial Institution Service
    Agreement for Putnam New York Tax Exempt Money Market
    Fund -- Incorporated by reference to Post-Effective
    Amendment No. 8 to the Registrant's Registration
    Statement.
         16a.      Schedules for computation of performance
                   quotations for Putnam New York Tax Exempt
                   Income Fund -- Exhibit    9    .
         16b.      Schedules for computation of performance
                   quotations for Putnam New York         Tax
                   Exempt    Opportunities     Fund -- Exhibit
                      10    .
                16d
 .   Schedules for computation of performance quotations for
    Putnam New York Tax Exempt Money Market Fund -- Exhibit
       11    .
         17a.      Financial Data Schedule for Putnam New York
                   Tax Exempt Income Fund Class A shares --
                   Exhibit    12    .
         17b.      Financial Data Schedule for Putnam New York
                   Tax Exempt Income Fund Class B shares --
                   Exhibit    13    .
         17c.      Financial Data Schedule for Putnam New York
                   Tax Exempt Income Fund Class M shares --
                   Exhibit    14    .
         17d.      Financial Data Schedule for Putnam New York
                           Tax Exempt    Opportunities     Fund
                   Class A shares -- Exhibit    15    .
         17e.      Financial Data Schedule for Putnam New York
                           Tax Exempt    Opportunities     Fund
                   Class B shares -- Exhibit    16    .
         17f.      Financial Data Schedule for Putnam New York
                   Tax Exempt Opportunities Fund Class    M
                   shares -- Exhibit    17    .
                 17g.   Financial Data Schedule for Putnam New
                        York Tax Exempt Money Market Fund --
Exhibit
                           18    .
            18a
 .   Rule 18f-3(d) Plan for Putnam New York Tax Exempt
    Income    Fund -- Incorporated by reference to Post-
    Effective Amendment No. 16 to the Registrant's
    Registration Statement.
         18b.      Rule 18f-3(d) Plan for     Putnam New York
                   Tax Exempt Opportunities Fund    --
                   Incorporated by reference to Post-Effective
                   Amendment No. 9 to the Registrant's
                   Registration Statement.
         18c.      Rule 18f-3(d) Plan for     Putnam New York
                   Tax Exempt Money Market Fund --
                      Incorporated by reference to Post-
                   Effective Amendment No. 5 to the Registrant's
                   Registration Statement.

Item 25. Persons Controlled by or under Common Control with
         Registrant

    None.

Item 26. Number of Holders of Securities

    As of    November 30, 1996     the number of record
holders of each class of securities of the Registrants is as follows:

                                  Number of record holders
                             ----------------------------------
                             Class A      Class B       Class M
                             -------      -------       -------

Income Fund                 42,665        7,33754
Opportunities Fund           4,408        1,260        35
Money Market Fund        2,496              N/A           N/A

Item 27. Indemnification

    The information required by this item is incorporated
by reference from    each of     the Registrants' initial
Registration Statements on Form N-1A under the Investment Company
Act of 1940 (File Nos. 811-3741 for Putnam New York Tax Exempt
Income    Fund    , 811-6176 for Putnam New York Tax Exempt
Opportunities Fund and 811-5335 for Putnam New York Tax Exempt
Money Market Fund).

Item 28.  Business and Other Connections of Investment Adviser

    Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates.
Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is One
Post Office Square, Boston, Massachusetts 02109.

NAME                      NON-PUTNAM BUSINESS AND OTHER
    CONNECTIONS

Manjit S. Bakshi          Prior to October, 1995, Fidelity
Vice President              Management & Research Company, 82
                            Devonshire St., Boston, MA 02110

Robert K. Baumbach        Prior to August, 1994, Vice President
Vice President              and Analyst, Keystone Custodian
                            Funds, 200 Berkeley St., Boston, MA
                            02110

Robert R. Beck            Director, Charles Bridge Publishing,
Senior Vice President       85 Main St., Watertown, MA 02172

Janet S. Becker           Prior to July, 1995, National Account
Assistant Vice President    Manager for Booz-Allen & Hamilton,
                            American Express Travel Management
                            Services, 100 Cambridge Park Drive,
                            02140; Prior to August, 1994,
                            Account Manager, Hilton at Dedham
                            Place, Dedham, MA 02026

Matthew G. Bevin          Prior to February, 1995, Consultant,
Assistant Vice President    SEI Corporation, 680 East Swedesford
                            Road, Wayne, PA 19807

Thomas Bogan              Prior to November, 1994, Analyst
Senior Vice President       Lord, Abbett & Co., 767 Fifth
                            Avenue, New York, NY 10153

John A. Boselli           Prior to April, 1996, Senior Manager,
Vice President              Price Waterhouse LLP, 200 E.
                            Randolph Drive, Chicago, IL 60601

Susan M. Braid            Prior to October, 1995, Manager,
Vice President              Pioneer Group, Inc., 60 State St.,
                            Boston, MA 02109


Brian E. Broyles          Prior to September, 1995, Accounts
Assistant Vice President    Payable Manager, Entex Information
                            Services, Six International Drive,
                            Rye Brook, NY 10573

Andrea Burke              Prior to August, 1994, Vice President
Vice President              and Portfolio Manager, Back Bay
                            Advisors, 399 Boylston St., Boston,
                            MA 02116

Robert W. Burke           Member-Executive Committee, The Ridge
Senior Managing Director    Club, Country Club Road, Sandwich,
                            MA 02563; Member-Advisory Board,
                            Cathedral High School, 74 Union Park
                            St., So. Boston, MA 02118

Peter A. Capodilupo       Prior to June, 1996, Chief Human
Vice President              Resources Officer, Harvard Business
                            School, Soldiers Field Rd., Boston,
                            MA 02163

Susan Chapman             Prior to June, 1995, Vice President,
Senior Vice President       Forbes, Walsh, Kelly & Company,
                            Inc., 17 Battery Place, New York, NY
                            10004

Louis F. Chrostowski      Prior to August, 1995, Manager of
Vice President              Compensation and Benefits, Itek
                            Optical Systems, 10 MacGuire Rd.,
                            Lexington, MA 02173

C. Beth Cotner            Director, The Lyric Stage Theater, 140
Senior Vice President       Clarendon St., Boston, MA; Prior to
                            September, 1995, Executive Vice
                            President, Director of U.S. Equity
                            Funds, Kemper Financial Services,
                            120 S. LaSalle St., Chicago, IL
                            60603

Peter J. Curran           Prior to January, 1996, Vice President
Senior Vice President       ITT Sheraton Director Worldwide
                            Staffing, ITT Sheraton Corporation,
                            60 State St., Boston, MA 02109

Judith S. Deming          Prior to May, 1995, Asset Manager,
Assistant Vice President    Fidelity Management & Research
                            Company, 82 Devonshire St., Boston,
                            MA 02109

Theodore J. Deutz         Prior to January, 1995, Senior Vice
Vice President              President, Metropolitan West
                            Securities, Inc. 10880 Wilshire
                            Blvd., Suite 200, Los Angeles, CA
                            90024

Michael G. Dolan          Chairman-Finance Council, St. Mary's
Assistant Vice President    Parish, 44 Myrtle St., Melrose, MA
                            02176; Member, School Advisory
                            Board, St. Mary's School, 44 Myrtle
                            St., Melrose, MA 02176

Andrea Donnelly           Prior to March, 1996, Equity Trader,
Assistant Vice President    Hellman Jordan Management Company,
                            Inc., 75 State St., Suite 2420,
                            Boston, MA 02109

Joseph J. Eagleeye        Prior to August, 1994, Associate,
Assistant Vice President    David Taussig & Associates, 424
                            University Ave., Sacramento, CA
                            95813

Ian C. Ferguson
Senior Managing Director    Prior to April, 1996, Chief
                            Executive Officer, HSBC Asset
                            Management, Ltd., 6 Bevis Marks,
                            London, England

Michael T. Fitzgerald     Prior to September, 1994, Senior
Senior Vice President       Vice President, Vantage Global
                            Advisers, 1201 Morningside Dr.,
                            Manhattan Beach, CA 90266

Brian J. Fullterton       Prior to November, 1995, Vice
Senior Vice President       President, Pension and 401(k)
                            Derivatives Marketing, J.P. Morgan,
                            60 Wall Street, New York, NY 10260

Roland Gillis             Prior to March, 1995, Vice President
Senior Vice President       and Senior Portfolio Manager,
                          Keystone Group, Inc., 200 Berkeley
                          St., Boston, MA 02116

C. Kim Goodwin            Prior to May, 1996, Vice President
Senior Vice President       Prudential Mutual Fund Investment
                            Management, 751 Broad St., Newark,
                            NJ 07101

J. Peter Grant            Trustee, The Dover Church, Dover, MA
Senior Vice President       02030

Jill Grossberg            Prior to March, 1995, Associate
Assistant Vice President    Counsel, 440 Financial Group of
and Associate Counsel       Worcester, Inc., 440 Lincoln St.,
                            Worcester, MA 01653

Paul E. Haagensen         Director, Haagensen Research
Senior Vice President       Foundation, 630 West 168th St., New
                            York, NY 10032

Matthew C. Halperin       Prior to April, 1996, Portfolio
Senior Vice President       Manager, Allstate Insurance, 3075
                            Sanders Road, Northbrook, IL 60062

Richard Harris            Prior to October, 1995, Senior Vice
Vice President              President, Smith Mitchell Investment
                            Group, 135 Main St., San Francisco,
                            CA 94105; Prior to January, 1995,
                            Managing Director, Dean Witter
                            Reynolds, Inc., 101 California St.,
                            San Francisco, CA 94941

Deborah R. Healey         Director and Secretary, Edwin Warren,
Senior Vice President       Inc., Rte. 100, Waitsfield, VT 05673

Daniel Herbert            Prior to April, 1996, Vice President
Vice President              and Analyst, Keystone Group, Inc.,
                            200 Berkeley St., Boston, MA 02116

Pamela Holding            Prior to May, 1995, Senior Securities
Vice President              Analyst, Kemper Financial Services,
                            Inc., 120 South LaSalle St.,
                            Chicago, IL 60603

Thomas J. Hoey            Prior to April, 1996, Securities
Vice President              Analyst, Driehaus Capital
                            Management, Inc., 25 East Erie St.,
                            Chicago, IL 60610

Joseph Joseph             Prior to October, 1994, Managing
Vice President              Director, Vert Independent Capital
                            Research, 53 Wall St., New York, NY
                            10052

Omid Kamshad              Prior to January, 1996, Investment
Senior Vice President       Director, Lombard Odier, 13
                            Southampton Place, London, England,
                            WC1; Prior to May, 1995, Director,
                            Baring Asset Management, 155
                            Bishopsgate, London, England EC23XY

Mary E. Kearney           Trustee, Massachusetts Eye and Ear
Managing Director           Infirmary, 243 Charles St., Boston,
                            MA 02114; Prior to February, 1995,
                            Partner, Price Waterhouse, 160
                            Federal St.,  Boston, MA  02110

Paula Kienert             Prior to June, 1995, Senior Reference
Assistant Vice President    Librarian, Fidelity Investments, 82
                            Devonshire Street, Boston, MA 02109

John P. Kihn              Prior to April, 1996, Associate
Vice President              Portfolio Manager, Colonial
                            Management Associates, Inc., One
                            Financial Center, Boston, MA 02110
    Chief Financial Officer, Bergman
                          Research Group, Inc., 640 Bailey
                          Road, Pittsburg, CA 94565

D. William Kohli          Prior to September, 1994, Executive
Managing Director           Vice President and Co-Director of
                            Global Bond Management, Franklin
                            Advisors/Templeton Investment
                            Counsel, 777 Mariners Island Blvd.,
                            San Mateo, CA 94404

Peter B. Krug             Prior to January, 1995, Owner and
Vice President              Director, Griswold Special Care, 42
                            Ethan Allen Drive, Acton, MA 01720

Catherine A. Latham       Prior to August, 1995, Director of
Vice President              Human Resources, Electronic Data
                            Systems, 1601 Trapello Rd., Waltham,
                            MA 02254

Kevin Lemire              Prior to March, 1995, Corporate
Assistant Vice President    Facilities Manager, Bose
                            Corporation, The Mountain,
                            Framingham, MA 01701; Prior to June,
                            1994, Facilities Manager, The
                            Pioneer Group, 60 State St., Boston,
                            MA 02109

Lawrence J. Lasser        Director, Marsh & McLennan Companies,
President, Director         Inc., 1221 Avenue of the Americas,
and Chief Executive         New York, NY  10020; Board Member,
                            Artery Business Committee, One
                            Beacon Street, Boston, MA 02108;
                            Board of Managers, Investment and
                            Finance Committees, Beth Israel
                            Hospital, 330 Brookline Avenue,
                            Boston, MA 02215; Board of
                            Governors, Executive Committee,
                            Investment Company Institute, 1401
                            H. St., N.W., Suite 1200,
                            Washington, DC 20005; Board of
                            Overseers, Museum of Fin Arts, 465
                            Huntington Ave., Boston, MA 02115;
                            Board Member, Trust for City Hall
                            Plaza, Three Center Plaza, Boston,
                            MA 02108; Board Member, The Vault
                            Coordinating Committee, c/o John
                            Hancock Mutual Life Insurance
                            Company, Law Sector, T-55, P.O. Box
                            111, Boston, MA 02117

James W. Lukens           Prior to February, 1995, Vice
Senior Vice President       President of Institutional
                          Marketing, Keystone Group, Inc., 200
                          Berkeley St., Boston, MA 02116

Kevin Maloney             Trustee, Town of Hanover, NH, Trustee
Managing Director           of Trust Funds, Hanover, NH 03755;
                            President and Board Member,
                            Hampshire Cooperative Nursery
                            School, Dartmouth College Highway,
                            Hanover, NH 03755;  Prior to April,
                            1995, Associate Professor, Amos Tuck
                            School of Business, Dartmouth
                            College, Hanover, NH 03255

Helen Mazareas            Prior to May, 1995, Librarian,
Assistant Vice President    Scudder, Stevens & Clark, 2
                            International Place, Boston, MA
                            02110

Alexander J. McAuley      Prior to June, 1995, Vice President,
Senior Vice President       Deutsche Bank Securities Corp. -
                            Deutsche Asset Management, 1290
                            Avenue of the Americas, New York, NY
                            10019

William F. McGue          Member, Advisory Committee, Academy
Managing Director           of Finance, 2 Oliver St., Boston, MA
                            02109

Carol McMullen            Prior to June, 1995, Senior Vice,
Managing Director           President and Senior Portfolio
                            Manager, Baring Asset Management,
                            125 High Street, Boston, MA 02110

Sandeep Mehta             Prior to May, 1996, Vice President,
Vice President              Wellington Management Co., 100
                            Vanguard Blvd., Malvern, PA 19355

Darryl Mikami             Prior to June, 1995, Vice President,
Senior Vice President       Fidelity Management & Research
                            Company, 82 Devonshire St., Boston,
                            MA 02109

Carol H. Miller           Board Member, The Lyric Stage Theater,
Assistant Vice President    140 Clarendon St., Boston, MA; Prior
                            to July, 1995, Business Development
                            Officer, Bank of Boston -
                            Connecticut, 100 Pearl St.,
                            Hartford, CT 06101

Seung H. Minn             Prior to June, 1995, Vice President
Vice President              Portfolio Management and Research,
                            Templeton Quantitative Advisors,
                            Inc., 31 W. 52nd St., New York, NY
                            10019

Maziar Minovi             Prior to January, 1995, Associate
Vice President              Privatization Specialist, The
                            International Bank for
                            Reconstruction and Development, 1818
                            H St. N.W., Washington, DC 20433

Jeanne L. Mockard         Trustee, The Bryn Mawr School, 109
Senior Vice President       W. Melrose Avenue, Baltimore, MD
                            21210

Kenneth Mongtomery        Prior to July, 1995, Senior Vice
Managing Director           President and Director of World Wide
                            Sales, Chemcial Banking Corporation,

Paul G. Murphy            Prior to January, 1995, Section
Assistant Vice President    Manager, First Data Corp., 53 State
                            Street, Boston, MA 02109

Lois O'Brien              Prior to March, 1996, Director,
Assistant Vice President    Training and Development, J. Baker,
                            Inc., 555 Turnpike St., Canton, MA
                            02021

C. Patrick O'Donnell, Jr. Prior to May, 1994, President,
Managing Director           Exeter Research, Inc., 163 Water
                            Street, Exeter, New Hampshire, 03833

Keith Plapinger           Vice Chairman and Trustee, Advent
Vice President              School, 17 Brimmer St., Boston, MA

Jane E. Price             Prior to February, 1995, Associate
Assistant Vice President    ERISA Attorney, Hale & Dorr,
                          60 State St., Boston, MA  02109

Charles E. Porter         Director, The Boston Fulbright
Executive Vice President    Committee, 99 Garden St., Cambridge,
                            MA; Trustee, Anatolia College and
                            The American College of
                            Thessaloniki, 555 10 Pycea,
                            Thessaloniki, Greece

George Putnam             Chairman and Director, Putnam Mutual
Chairman and Director       Funds Corp.;  Director, The Boston
                            Company, Inc., One Boston Place,
                            Boston, MA 02108; Director, Boston
                            Safe Deposit and Trust Company, One
                            Boston Place, Boston, MA 02108;
                            Director, Freeport-McMoRan, Inc.,
                            200 Park Avenue, New York, NY 10166;
                            Director, General Mills, Inc., 9200
                            Wayzata Boulevard, Minneapolis, MN
                            55440; Director, Houghton Mifflin
                            Company, One Beacon Street, Boston,
                            MA 02108; Director, Marsh & McLennan
                            Companies, Inc., 1221 Avenue of the
                            Americas, New York, NY 10020;
                            Director, Rockefeller Group, Inc.,
                            1230 Avenue of the Americas, New
                            York, NY 10020

Keith Quinton             Director, Eleazar, Inc., West Wheelock
Senior Vice President       St., Hanover, NH 03755; Prior to
                            July, 1995, Vice President,
                            Falconwood Securities Corporation,
                            565 5th Avenue, New York, NY 10017

Paul T. Quistberg         Prior to July, 1995, Assistant
Assistant Vice President    Investment Officer, The Travelers
                            Insurance Group., One Tower Square,
                            Hartford, CT 06101

Kimberly A. Raynor        Prior to April, 1996, Principal,
Vice President              Principal, Scudder, Stevens & Clark,
                            2 International Place, Boston, MA
                            02110

Thomas Rosalanko          Prior to February, 1995, Senior
Senior Vice President       Account Manager, SEI Corporation,
                            680 East Swedesford Road, Wayne, PA
                            19807

Michael Scanlon           Prior to February, 1995, Senior
Assistant Vice President    Financial Analyst, Massachusetts
                            Financial Services, 500 Boylston
                            St., Boston, MA 02116

Justin M. Scott           Director, DSI Properties (Neja) Ltd.
Managing Director           Epping Rd., Reydon, Essex CM19 5RD;
                            Director, DSI Management (Neja)
                            Ltd., Epping Rd., Reydon, Essex CM19
                            5RD

Max S. Senter             General Partner, M.S. Senter & Sons
Senior Vice President       Partnership, 4900 Fayetteville, Rd.,
                            Raleigh, NC 27611

Robert M. Shafto          Prior to January, 1995, Account
Assistant Vice President    Manager, IBM Corporation, 404 Wyman
                            St., Waltham, MA 02254

Gordon H. Silver          Trustee, Wang Center for the
Managing Director           Performing Arts, 270 Tremont St.,
                            Boston, MA 02116

Diedre West-Smith         Prior to January, 1995, Senior Finance
Assistant Vice President    Officer, BayBank, 3 Universal Office
                            Park, Waltham, MA 02254

Margaret Smith            Prior to September, 1995, Vice
Senior Vice President       President, State Street Research,
                            One Financial Center, Boston, MA
                            02111

Erin J. Spatz             Prior to May, 1996, Vice
Vice President              President, Pioneering Management
                            Organization, 60 State St., Boston,
                            MA 02109

Steven Spiegel            Director, Ultra Corp., 29 East
Senior Managing Director    Madison St., Chicago, IL 60602;
                            Trustee, Babson College, One College
                            Drive, Wellesley, MA 02157; Prior to
                            December, 1994, Managing
                            Director/Retirement, Lehman
                            Brothers, Inc., 200 Vesey St., World
                            Financial Center, New York, NY 10285

George W. Stairs          Prior to July, 1994, Equity Research
Vice President              Analyst, ValueQuest Limited,
                            Roundy's Hill, Marblehead, MA 01945

James H. Steggall         Prior to May, 1995, Senior Municipal
Assistant Vice President    Analyst, Colonial Management
                            Associates, Inc., One Financial
                            Center, Boston, MA 02111; Prior to
                            May, 1994, Controller, Wheelabrator
                            Environmental Systems, Libery Lane,
                            Hampton, NH 03842

Karen Stewart             Prior to May, 1995, Equity Research
Assistant Vice President    Analyst, Chancellor Capital
                            Management, 1166 Avenue of the
                            Americas, New York, NY 10036

Roger Sullivan            Prior to December, 1994, Vice
Senior Vice President       President, State Street Research &
                            Management Co., One Financial
                            Center, Boston, MA 02111

Robert Swift              Prior to August, 1995, Far East Team
Senior Vice President       Leader and Portfolio Manager, IAI
                            International/Hill Samuel Investment
                            Advisors, 10 Fleet Place, London,
                            England

Jerry H. Tempelman        Prior to May, 1994, Senior Money
Assistant Vice President    Market Trader, State Street Bank &
                            Trust Co., 225 Franklin, Street,
                            Boston, MA 02110

Michael Temple            Prior to June, 1995, Vice President,
Vice President              Duff & Phelps, 55 East Monroe,
                            Chicago, IL 60613

John A. Thompson          Prior to September, 1995, Senior
Vice President              Trader, John Hancock Mutual Life
                            Insurance Company, 200 Clarendon
                            St., Boston, MA 02117

Hillary F. Till           Prior to May, 1994, Fixed-Income
Vice President              Derivative Trader, Bank of Boston,
                            100 Federal Street, Boston, MA 02109

Lisa L. Trubiano          Prior to July, 1995, Senior Marketing
Vice President              Consultant, John Hancock Mutual Life
                            Insurance Company, 200 Clarendon
                            St., Boston, MA 02117

Elizabeth A. Underhill    Prior to August, 1994, Vice President
Senior Vice President       and Senior Equity Analyst, State
                            Street Bank and Trust Company, 225
                            Franklin St., Boston, MA 02110

Charles C. Van Vleet      Prior to August, 1994, Vice President
Senior Vice President       and Fixed-Income Manager, Alliance
                            Capital Management, 1345 Avenue of
                            the Americas, New York, NY 10105

Herbert S. Wagner, III    Prior to August, 1995, Investment
Assistant Vice President    The First National Bank of Chicago,
                            One First National Plaza, Chicago,
                            IL 60670

Francis P. Walsh          Prior to November, 1994, Research
Vice President              Analyst, Furman, Selz, Inc. 230 Park
                            Avenue, New York, NY 10169

Michael R. Weinstein      Prior to March, 1994, Management
Vice President              Consultant, Arthur D. Little, Acorn
                            Park, Cambridge, MA 02140


ITEM 29. PRINCIPAL UNDERWRITER

(a) Putnam Mutual Funds Corp. is the principal underwriter for each of the following investment companies, including the
Registrant:

Putnam Adjustable Rate U.S. Government Fund, Putnam American
Government Income Fund, Putnam Arizona Tax Exempt Income Fund,
Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds,
Putnam Balanced Retirement Fund, Putnam California Tax Exempt
Income Trust, Putnam California Tax Exempt Money Market Fund,
Putnam Capital Appreciation Fund, Putnam Capital Manager Trust,
Putnam Convertible Income-Growth Trust, Putnam Diversified Equity
Trust, Putnam Diversified Income Trust, Putnam Diversified Income
Trust II, Putnam Equity Income Fund, Putnam Europe Growth Fund,
Putnam Federal Income Trust, Putnam Florida Tax Exempt Income
Fund, Putnam Funds Trust, The George Putnam Fund of Boston,
Putnam Global Governmental Income Trust, Putnam Global Growth
Fund, Putnam Global Natural Resources Fund, Putnam Growth Fund,
The Putnam Fund for Growth and Income, Putnam Growth and Income
Fund II, Putnam Health Sciences Trust, Putnam High Yield Trust,
Putnam High Yield Advantage Fund, Putnam High Yield Municipal
Trust, Putnam Income Fund, Putnam Intermediate Tax Exempt Fund,
Putnam Intermediate U.S. Government Income Fund, Putnam
Investment Funds, Putnam Investors Fund, Putnam International
Growth Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam
Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt
Income Fund, Putnam Money Market Fund, Putnam Municipal Income
Fund, Putnam Natural Resources Fund, Putnam New Jersey Tax Exempt
Income Fund, Putnam New Opportunities Fund, Putnam New York Tax
Exempt Income Trust, Putnam New York Tax Exempt Money Market
Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio
Tax Exempt Income Fund, Putnam OTC Emerging Growth Fund, Putnam
Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income
Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money
Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government
Income Trust, Putnam Utilities Growth and Income Fund, Putnam
Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.

(b) The directors and officers of the Registrant's principal underwriter are listed below. The principal business address of each person is One Post Office Square, Boston,
MA 02109:

Positions and Offices        Positions and Offices
Name                           with Underwriter               with Registrant

John V. Adduci             Assistant Vice President                     None
Christopher S. Alpaugh     Vice President                               None
Paulette C. Amisano        Vice President                               None
Ronald J. Anwar            Vice President                               None
Steven E. Asher            Senior Vice President                        None
Scott A. Avery             Vice President                               None
Christian E. Aymond        Vice President                               None
Hallie L. Baron            Assistant Vice President                     None
Ira G. Baron               Senior Vice President                        None
John L. Bartlett           Senior Vice President                        None
Dale Beardon               Senior Vice President                        None
Steven M. Beatty           Vice President                               None
Deborah A. Beaudette       Assistant Vice President                     None
Matthew F. Beaudry         Vice President                               None
John J. Bent               Vice President                               None
Thomas A. Beringer         Vice President                               None
Sharon A. Berka            Vice President                               None
Kathleen A. Blackman       Vice President                               None
Maureen L. Boisvert        Vice President                               None
John F. Boneparth          Managing Director                            None
Keith R. Bouchard          Vice President                               None
Linda M. Brady             Assistant Vice President                     None
Leslee R. Bresnahan        Senior Vice President                        None
James D. Brockelman        Senior Vice President                        None
Joel S. Brookman           Assistant Vice President                     None
Dale R.C. Brown            Assistant Vice President                     None
Brian E. Broyles           Assistant Vice President                     None
Gail D. Buckner            Senior Vice President                        None
Robert W. Burke            Senior Managing Director                     None
Susan D. Cabana            Vice President                               None
Ellen S. Callahan          Vice President                               None
Thomas C. Callahan         Assistant Vice President                     None
Peter J. Campagna          Vice President                               None
Peter A. Capodilupo        Vice President                               None
Robert Capone              Vice President                               None
Patricia A. Cartwright     Assistant Vice President                     None
Janet Casale-Sweeney       Vice President                               None
Stephen J. Chaput          Assistant Vice President                     None
Steven F. Charlton         Assistant Vice President                     None
Louis F. Chrostowski       Vice President                               None
Daniel J. Church           Vice President                               None
James E. Clinton           Assistant Vice President                     None
John C. Clinton            Assistant Vice President                     None
Kathleen M. Collman        Managing Director                            None
Mark L. Coneeny            Vice President                               None
Clare D. Connelly          Vice President                               None
Donald A. Connelly         Senior Vice President                        None
Karen E. Connolly          Assistant Vice President                     None
Barry M. Conyers           Assistant Vice President                     None
Anna Coppola               Vice President                               None
F. Nicholas Corvinus       Senior Vice President                        None
Thomas A. Cosmer           Vice President                               None
Michele A. Cranston        Vice President                               None
Chad H. Cristo             Assistant Vice President                     None
Peter J. Curran            Senior Vice President                        None
Jessica E. Dahill          Vice President                               None
Kenneth L. Daly            Senior Vice President                        None
Edward H. Dane             Vice President                               None
Nancy M. Days              Assistant Vice President                     None
Pamela De Oliveira-Smith   Assistant Vice President                     None
Lisa M. DeMont             Assistant Vice President                     None
Richard D. DeSalvo         Vice President                               None
Joseph C. DeSimone         Assistant Vice President                     None
Daniel J. Delianedis       Vice President                               None
Judith S. Deming           Assistant Vice President                     None
Teresa F. Dennehy          Assistant Vice President                     None
Karen E. DiStasio          Vice President                               None
Michael G. Dolan           Assistant Vice President                     None
Scott M. Donaldson         Vice President                               None
Emily J. Durbin            Vice President                               None
David B. Edlin             Senior Vice President                        None
James M. English           Senior Vice President                        None
Vincent Esposito           Managing Director                            None
Mary K. Farrell            Assistant Vice President                     None
Michael J. Fechter         Vice President                               None
Susan H. Feldman           Vice President                               None
Paul F. Fichera            Senior Vice President                        None
C. Nancy Fisher            Senior Vice President                        None
Mitchell B. Fishman        Senior Vice President                        None
Joseph C. Fiumara          Vice President                               None
Patricia C. Flaherty       Senior Vice President                        None
Brian J. Fullerton         Senior Vice President                        None
Samuel F. Gagliardi        Vice President                               None
Karen M. Gardner           Assistant Vice President                     None
Judy S. Gates              Vice President                               None
Richard W. Gauger          Assistant Vice President                     None
Joseph P. Gennaco          Vice President                               None
Stephen E. Gibson          Managing Director                            None
Mark P. Goodfellow         Assistant Vice President                     None
Robert Goodman             Managing Director                            None
Mark D. Goodwin            Assistant Vice President                     None
Anthony J. Grace           Assistant Vice President                     None
Linda K. Grace             Assistant Vice President                     None
Robert G. Greenly          Vice President                               None
Jill Grossberg             Assistant Vice President                     None
Denise Grove               Assistant Vice President                     None
Jeffrey P. Gubala          Vice President                               None
James E. Halloran          Vice President                               None
Thomas W. Halloran         Vice President                               None
Meghan C. Hannigan         Assistant Vice President                     None
Bruce D. Harrington        Assistant Vice President                     None
Craig W. Hartigan          Vice President                               None

Howard W. Hawkins, III     Vice President                               None
Deanna R. Hayes-Castro     Vice President                               None
Paul P. Heffernan          Vice President                               None
Susan M. Heimanson         Vice President                               None
Joanne Heyman              Assistant Vice President                     None
Bess J.M. Hochstein        Vice President                               None
Jeremiah K. Holly, Sr.     Vice President                               None
Maureen A. Holmes          Assistant Vice President                     None
Paula J. Hoyt              Assistant Vice President                     None
William J. Hurley          Senior Vice President                        None
Gregory E. Hyde            Senior Vice President                        None
Dwight D. Jacobsen         Senior Vice President                        None
Douglas B. Jamieson        Senior Managing Director, Director           None
Jay M. Johnson             Vice President                               None
Kevin M. Joyce             Senior Vice President                        None
Karen R. Kay               Senior Vice President                        None
Mary E. Kearney            Managing Director                            None
John P. Keating            Vice President                               None
A. Siobahn Kelly           Assistant Vice President                     None
Brian J. Kelly             Vice President                               None
Anne Kinsman               Assistnat Vice President                     None
Deborah H. Kirk            Senior Vice President                        None
Jill A. Koontz             Assistant Vice President                     None
Linda G. Kraunelis         Assistant Vice President                     None
Howard H. Kreutzberg       Senior Vice President                        None
Marjorie B. Krieger        Assistant Vice President                     None
Charles Lacasia            Assistant Vice President                     None
Arthur B. Laffer, Jr.      Vice President                               None
Catherine A. Latham        Vice President                               None
James D. Lathrop           Vice President                               None
Charles C. Ledbetter       Vice President                               None
Kevin Lemire               Assistant Vice President                     None
Anthony J. Leonard         Vice President                               None
Eric S. Levy               Vice President                               None
Edward V. Lewandowski      Senior Vice President                        None
Edward V. Lewandowski, Jr. Vice President                               None
Samuel L. Lieberman        Vice President                               None
David M. Lifsitz           Assistant Vice President                     None
David R. Lilien            Vice President                               None
Ann Marie Linehan          Assistant Vice President                     None
Lisa M. Litant             Assistant Vice President                     None
Thomas W. Littauer         Managing Director                            None
Maura A. Lockwood          Vice President                               None
Rufino R. Lomba            Vice President                               None
Peter V. Lucas             Senior Vice President                        None
Robert F. Lucey            Senior Managing Director, Director           None
Kathryn A. Lucier          Assistant Vice President                     None
Ann Malatos                Assistant Vice President                     None
Bonnie Mallin              Vice President                               None
Frederick S. Marius        Assistant Vice President                     None
Anne B. McCarthy           Assistant Vice President                     None
Paul McConville            Vice President                               None
McDermott, Daniel E.       Assistant Vice President                     None
Walter S. McFarland        Vice President                               None
Mark J. McKenna            Senior Vice President                        None
Gregory J. McMillan        Vice President                               None
Claye A. Metelmann         Vice President                               None
Bart D. Miller             Vice President                               None
Jeffery M. Miller          Senior Vice President                        None
Trisha A. Miller           Senior Vice President                        None
Ronald K. Mills            Vice President                               None
Kimberly A. Monahan        Vice President                               None
John L. Moore, III         Vice President                               None
Peter M. Moore             Assistant Vice President                     None
Mitchell Moret             Senior Vice President                        None
Barry L. Mosher            Assistant Vice President                     None
Donald E. Mullen           Vice President                               None
Paul G. Murphy             Assistant Vice President                     None
Brendan R. Murray          Vice President                               None
Robert Nadherny            Vice President                               None
Alexander L. Nelson        Managing Director                            None
John P. Nickodemus         Vice President                               None
Kristen P. O'Brien         Vice President                               None
Kevin L. O'Shea            Senior Vice President                        None
Nathan D. O'Steen          Assistant Vice President                     None
Joseph R. Palombo          Managing Director                            None
Scott A. Papes             Vice President                               None
Cynthia O. Parr            Vice President                               None
Samuel W. Perry            Vice President                               None
John G. Phoenix            Vice President                               None
Joseph Phoenix             Senior Vice President                        None
Keith Plapinger            Vice President                               None
Douglas H. Powell          Vice President                               None
Howard B. Present          Senior Vice President                        None
Jane E. Price              Assistant Vice President                     None
Scott M. Pulkrabek         Vice President                               None
George Putnam              Director                        Chairman & President
Kimberly Raynor            Vice President                               None
Debra V. Rothman           Vice President                               None
Robert B. Rowe             Vice President                               None
Kevin A. Rowell            Senior Vice President                        None
Thomas C. Rowley           Vice President                               None
Charles A. Ruys de Perez   Senior Vice President                        None
Deborah A. Ryan            Assistant Vice President                     None
Louise I. Santosuosso      Assistant Vice President                     None
Debra J. Sarkisian         Assistant Vice President                     None
Catherine A. Saunders      Senior Vice President                        None
Robbin L. Saunders         Assistant Vice President                     None
Karl W. Saur               Vice President                               None
Michael Scanlon            Assistant Vice President                     None
Shannon D. Schofield       Vice President                               None
Christine A. Scordato      Vice President                               None
Joseph W. Scott            Assistant Vice President                     None
John B. Shamburg           Vice President                               None
Kathleen G. Sharpless      Managing Director                            None
William N. Shiebler        Director and President               Vice President
Robert J. Shull, II        Vice President                               None
Mark J. Siebold            Assistant Vice President                     None
Gordon H. Silver           Senior Managing Director             Vice President
John Skistimas, Jr.        Assistant Vice President                     None
Steven Spiegel             Senior Managing Director                     None
Nicholas T. Stanojev       Senior Vice President                        None
Paul R. Stickney           Vice President                               None
John B. Stillwagon         Assistant Vice President                     None
Eric J. Studer             Assistant Vice President                     None
Brian L. Sullivan          Vice President                               None
Guy Sullivan               Seniior Vice President                       None
Kevin J. Sullivan          Vice President                               None
Moira Sullivan             Vice President                               None
Maureen C. Tallon          Vice President                               None
James S. Tambone           Managing Director                            None
B. Iris Tanner             Assistant Vice President                     None
Louis Tasiopoulos          Managing Director                            None
David S. Taylor            Vice President                               None
John R. Telling            Vice President                               None
Cynthia Tercha             Vice President                               None
Richard B. Tibbetts        Senior Vice President                        None
Patrice M. Tirado          Vice President                               None
Janet E. Tosi              Assistant Vice President                     None
Bonnie L. Troped           Vice President                               None
Christine M. Twigg         Assistant Vice Presient                      None
Larry R. Unger             Vice President                               None
Douglas J. Vander Linde    Senior Vice President                        None
Deirdre West-Smith         Assistant Vice President                     None
Edward F. Whalen           Vice President                               None
J. Bennett White           Vice President                               None
Kirk E. Williamson         Senior Vice President                        None
Leigh T. Williamson        Vice President                               None
Jane Wolfson               Vice President                               None
Benjamin I. Woloshin       Vice President                               None
William H. Woolverton      Senior Vice President                        None
Laura J. Zografos          Vice President                               None

Item 30.  Location of Accounts and Records

    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section
31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrants' Clerk, Beverly Marcus;
Registrants' investment adviser, Putnam Investment Management,
Inc.; Registrants' principal underwriter, Putnam Mutual Funds
Corp.; Registrants' custodian, Putnam Fiduciary Trust Company
("PFTC"); and Registrants' transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post
Office Square, Boston, Massachusetts 02109.

Item 31.  Management Services

    None.

Item 32.  Undertakings

    Each Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                    CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the
Prospectuses and    Statement     of Additional Information
constituting parts of Post-Effective Amendment Nos.    18 and
Post-Effective Amendment No. 10     to the Registration
   Statement     of Putnam New York Tax Exempt Income    Fund
and Putnam New York Tax Exempt Money Market Fund on Form N-1A
(File    No    . 2-83909 and 33-17344),    of our reports dated
January 13, 1997, on our audits of the financial statements and financial highlights of the Fund, which report is included in the
Annual Report     for Putnam New York Tax Exempt Income
Fund        and         Putnam New York Tax Exempt Money Market
Fund   for the year     ended November 30,    1996,     which
   is     incorporated by reference in the Registration
   Statement    .

    We also consent to the references to our firm under the caption "Independent Accountants and Financial Statements" in the Statement of Additional Information and under the heading
"Financial highlights" in such Prospectuses.

                                                   COOPERS &
LYBRAND L.L.P.
Boston, Massachusetts
January    21    , 1996

                    CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in
the    Prospectus     and Statement of Additional Information
constituting parts of these Post-Effective Amendments No.    7,
18     and    10     to the Registration Statements on Form N-1A
of Putnam New York Tax Exempt Opportunities Fund, Putnam New York
Tax Exempt Income Trust and Putnam New York Tax Exempt Money
Market Fund, respectively, (File Nos. 33-37001, 2-83909 and 33-
17344, respectively,) (the "Registration Statements") of our
report dated November    14, 1996    , relating to the financial
statements and financial highlights appearing in the September
30,    1996     Annual Report of Putnam New York Tax Exempt
Opportunities Fund, which financial statements and financial highlights are also incorporated by reference into the
Registration Statements.  We also consent to the references to us under the heading "Independent Accountants and Financial
Statements" in such Statement of Additional Information and under
the heading "Financial highlights" in such    Prospectus    .



PRICE WATERHOUSE LLP
Boston, Massachusetts
January    29, 1997

                        --------------------------

                                  NOTICE

    A copy of the Agreement and Declarations of Trust of
each of Putnam New York Tax Exempt Income    Fund    , Putnam New
York Tax Exempt Opportunities Fund and Putnam New York Tax Exempt
Money Market Fund are on file with the Secretary of State of The
Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of each Registrant by an officer of each Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders
individually but are binding only upon the assets and property of the Registrants.

                             POWER OF ATTORNEY

    I, the undersigned Trustee of Putnam New York Tax Exempt
Income Trust, hereby severally constitute and appoint George
Putnam, Charles E. Porter, Gordon H. Silver, Edward A. Benjamin,
Timothy W. Diggins and John W. Gerstmayr, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Putnam New York Tax Exempt Income Trust and any and all amendments (including post-effective amendments) to said
Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

    WITNESS my hand and seal on the date set forth below.

Signature                         Title                    Date

/s/    Ronald J. Jackson
---------------------             Trustee
   October
4,    1996
   Ronald J. Jackson


                             POWER OF ATTORNEY

    I, the undersigned Trustee of Putnam New York Tax Exempt
Opportunities Fund, hereby severally constitute and appoint
George Putnam, Charles E. Porter, Gordon H. Silver, Edward A.
Benjamin, Timothy W. Diggins and John W. Gerstmayr, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Putnam New York Tax Exempt Opportunities Fund and any and all amendments (including post-effective amendments) to said
Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

    WITNESS my hand and seal on the date set forth below.

Signature                         Title                    Date

/s/    Ronald J. Jackson
---------------------             Trustee
   October
4,    1996
   Ronald J. Jackson


                             POWER OF ATTORNEY

    I, the undersigned Trustee of Putnam New York Tax Exempt
Money Market Fund, hereby severally constitute and appoint George
Putnam, Charles E. Porter, Gordon H. Silver, Edward A. Benjamin,
Timothy W. Diggins and John W. Gerstmayr, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Putnam New York Tax Exempt Money Market Fund and any and all amendments (including post-effective amendments) to said
Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

    WITNESS my hand and seal on the date set forth below.

Signature                         Title                    Date

/s/    Ronald J. Jackson
---------------------             Trustee
   October
4,    1996
   Ronald J. Jackson

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 each Registrant certifies that it meets all of the requirements for effectiveness of this
Registration Statement pursuant to Rule 485(b) under the
Securities Act of 1933 and has duly caused this Amendment to its
Registration Statement to be signed on its behalf by the
undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 30th day of
January,    1997    .

                        PUTNAM NEW YORK TAX EXEMPT INCOME TRUST
                        PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES
                          FUND
                        PUTNAM NEW YORK TAX EXEMPT MONEY MARKET
                          FUND

                        By:   Gordon H. Silver, Vice President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statements of Putnam New
York Tax Exempt Income Trust, Putnam New York Tax Exempt
Opportunities Fund and Putnam New York Tax Exempt Money Market
Fund have been signed below by the following persons in the capacities and on the dates indicated:

Signature                   Title

George Putnam               President and Chairman of the Board;
                            Principal Executive Officer; Trustee



John D. Hughes              Senior Vice President; Treasurer and
                            Principal Financial Officer

Paul G. Bucuvalas           Assistant Treasurer and Principal
                            Accounting Officer

Jameson A. Baxter           Trustee

Hans H. Estin               Trustee

John A. Hill                Trustee

   Ronald J. Jackson        Trustee

Elizabeth T. Kennan         Trustee

Lawrence J. Lasser          Trustee

Robert E. Patterson         Trustee

Donald S. Perkins           Trustee

   William F. Pounds        Trustee

George Putnam, III          Trustee

Eli Shapiro                 Trustee

A.J.C. Smith                Trustee

W. Nicholas Thorndike       Trustee


                            By:  Gordon H. Silver,
                                 as Attorney-in-Fact
                                 January 30,    1997

